HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Statement of Additional Information

February 28, 2021

Harding, Loevner Funds, Inc.

Family of Mutual Funds

Global Equity Portfolio
Institutional (HLMVX) and
Advisor (HLMGX) Classes

International Equity Portfolio
Institutional (HLMIX) and
Investor (HLMNX) Classes

International Small Companies Portfolio
Institutional (HLMRX) and
Investor (HLMSX) Classes

Institutional Emerging Markets Portfolio
Institutional Class (HLMEX) and
Institutional Class Z (HLEZX)

Chinese Equity Portfolio
Institutional Class (HLMCX)

Emerging Markets Portfolio
Advisor Class (HLEMX)

Frontier Emerging Markets Portfolio
Institutional Class I (HLFMX), Institutional Class II (HLFFX), and Investor Class (HLMOX)

Global Equity Research Portfolio
Institutional Class (HLRGX)

International Equity Research Portfolio
Institutional Class (HLIRX)

Emerging Markets Research Portfolio
Institutional Class (HLREX)

Global Equity Portfolio
Institutional Class Z (HLGZX)

International Equity Portfolio
Institutional Class Z (HLIZX)

International Equity Research Portfolio
Institutional Class Z (HLMZX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectuses (the “Prospectuses”) of Harding, Loevner Funds, Inc. (the “Fund”). The current Prospectus for the Institutional Class of the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Global Equity Research Portfolio, the International Equity Research Portfolio, the Emerging Markets Research Portfolio, for the Institutional Emerging Markets Portfolio, the Chinese Equity Portfolio, and for the Institutional Class I and II of the Frontier Emerging Markets Portfolio, the current Prospectus for the Institutional Class Z of the Global Equity Portfolio, the International Equity Portfolio, the Institutional Emerging Markets Portfolio, and the International Equity Research Portfolio, the current Prospectus for the Investor Class of the International Equity Portfolio, the International Small Companies Portfolio, the Frontier Emerging Markets Portfolio, and for the Advisor Class of the Global Equity Portfolio and the Emerging Markets Portfolio each dated February 28, 2021, as supplemented from time to time, have been filed with the Securities and Exchange Commission (the “SEC”) and can be obtained, without charge, by writing to Harding, Loevner Funds, Inc. c/o Northern Trust, Attn: Funds Center, Floor 38, 333 South Wabash Avenue, Chicago, IL 60604, or by calling the Fund toll-free at 1(877)435-8105. This Statement of Additional Information incorporates the Prospectuses and the Financial Statements from the Fund’s most recent Annual Report by reference. The Fund’s Annual Report may be obtained by calling the Fund toll-free at 1(877)435-8105.

ORGANIZATION OF HARDING, LOEVNER FUNDS, INC.
(THE “FUND”)
The Fund is a no-load, open-end management investment company established as a Maryland corporation on July 31, 1996. Harding Loevner LP (“Harding Loevner” or the “Adviser”) serves as investment adviser to the Fund. The Fund currently has ten separate portfolios, nine diversified portfolios and one non-diversified portfolio (each a “Portfolio”, and together, the “Portfolios”), each of which has its own investment objective and policies. There is no sales charge for purchasing shares. Shares of each Portfolio may be purchased through Quasar Distributors, LLC (“Quasar”), the Fund’s distributor.
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENT TECHNIQUES
Additional information concerning the Portfolios’ investment techniques is set forth below. The information below supplements, and should be read in conjunction with, the “Additional Information on Portfolio Investment Strategies and Risks” section of the Prospectus.
Participation Notes.  Each Portfolio may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. A Portfolio may use participation notes to establish a position in such markets as a substitute for direct investment. A Portfolio may also invest in participation notes, as an alternative to investing directly in the underlying security, if Harding Loevner determines that participation notes offer greater liquidity than the underlying security. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Portfolio the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the issuer of the participation note will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.
Zero Coupon and Discount Debt Securities.  The Emerging Markets Portfolio, the Emerging Markets Research Portfolio (collectively, the “Emerging Markets Portfolios”), the Chinese Equity Portfolio, and the Frontier Emerging Markets Portfolio may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A portion of each Portfolio’s sovereign debt securities may be acquired at a discount. The Portfolios will purchase such securities only to the extent consistent with each Portfolio’s investment objective.
Foreign Governments and International and Supranational Agency Securities.  The Portfolios may purchase debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities (such as the World Bank or the United Nations).
Convertible Securities.  The Portfolios may invest in convertible preferred and convertible debt securities, which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
Foreign Currency Transactions.  The Portfolios generally do not hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. Each Portfolio will segregate cash or liquid portfolio securities in an amount at all times equal to or exceeding its commitment with respect to contracts that are not part of a designated hedge.
U.S. Treasury and other U.S. Government and Government Agency Securities.  Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States (“U.S. Government Securities”). Each Portfolio also may purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing Association “Sallie Mae”) or by its own credit standing (e.g., Federal National Mortgage Association “Fannie Mae” and Federal Home Loan Mortgage Corporation “Freddie Mac”). U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes, and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. Each Portfolio may invest in instruments issued by instrumentalities established or sponsored by the U.S. Government, such as Sallie Mae, Fannie Mae, and Freddie Mac (“U.S. Government Agency Securities”). While U.S. Government Agency Securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.
Historically, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. However, in 2008, the value of Fannie Mae’s and Freddie Mac’s securities fell sharply due to concerns that the entities did not have sufficient capital to offset losses resulting from the mortgage crisis. As a result, in September 2008, the Federal Housing Finance Authority (“FHFA”), an independent regulator, placed Fannie Mae and Freddie Mac into conservatorship. Under the conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Fannie Mae and Freddie Mac, which established the Treasury as the holder of a new class of senior preferred stock in each of Fannie Mae and Freddie Mac, which stock was issued in connection with financial contributions from the U.S. Treasury to Fannie Mae and Freddie Mac. The conditions attached to the financial contribution made by the U.S. Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee.
Inflation-Indexed Securities.  Each Portfolio may invest in securities with a nominal return linked to the inflation rate from bond markets worldwide such as the U.S. Treasury Department’s “inflation-protection” issues (“TIP”). The principal of TIP securities is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for All Urban Consumers (“CPI-U”). These securities may also be eligible for coupon stripping under the U.S. Treasury “STRIPS” program.
Corporate Debt Instruments.  Each Portfolio may purchase commercial paper, short-term notes, and other obligations of U.S. and foreign corporate issuers meeting the Portfolio’s credit quality standards (including variable rate notes). Other than the allowable 20% of a Portfolio’s total assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated, at the time of investment, at least “BBB” or “A-1” (in the case of commercial paper) by Standard & Poor’s Rating Service (“S&P”), “Baa” or “P-1” (in the case of commercial paper) by Moody’s Investors Service, Inc. (“Moody’s”), or of comparable quality as determined by Harding Loevner.
Bank Obligations.  Each Portfolio limits its investments in U.S. (domestic) bank obligations to obligations of U.S. banks that in Harding Loevner’s opinion meet sufficient creditworthiness criteria. Domestic bank obligations are defined as instruments issued by: U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks. However, Harding Loevner must determine that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. Each Portfolio limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of Harding Loevner, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest. Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers’ acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Other than the allowable 20% of a Portfolio’s total assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated, at the time of investment, “A” by Thomson Reuters Corp. or similarly rated by Fitch IBCA, Inc. or of comparable quality as determined by Harding Loevner.
Derivatives.  A derivative is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities, commodities, other derivative instruments, or any agreed-upon pricing index or arrangement. The Portfolios are authorized to use the derivatives described below to hedge broad or specific market movements, or to seek to increase the Portfolios’ income or gains. The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures contracts, equity indices and other financial instruments, and enter into financial futures contracts.
Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market movements, to protect the Portfolio’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to gain exposure to a market that may not otherwise be available for investment, or to seek to enhance the Portfolio’s income or gain. The Portfolios may use any or all types of derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize derivatives successfully will depend on, in addition to the factors described above, Harding Loevner’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio’s securities. The use of certain derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations, or other assets to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument.
The Adviser on behalf of the Portfolios has claimed an exemption, which is available to registered investment companies, from regulation as a “commodity pool operator.”
Futures Contracts.  The Portfolios may use stock index futures contracts (“futures contracts”) as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit (“initial margin”) of cash or liquid securities in a segregated custodial account in the name of the futures broker. Subsequent payments of “variation margin” are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government Securities or other liquid obligations in an amount sufficient to meet its obligations under these transactions.
If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.
U.S. futures contracts have been designed by exchanges which have been designated as “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.
Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.
At the time a futures contract is purchased or sold, a Portfolio must allocate in cash or securities, an initial margin. Initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as during periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of a “variation margin” generally will be required, a process known as “marking to the market.” Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value from the preceding day.
Stock Index Options.  The Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the OTC markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash or other liquid portfolio securities in an amount sufficient to meet its obligations under these transactions.
Repurchase Agreements.  Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date.
Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Fund’s custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. The Portfolios will engage in such transactions with parties selected on the basis of such party’s creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by Harding Loevner to be in good financial standing. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or other proceedings or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.
Reverse Repurchase Agreements.  Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Fund will maintain for each Portfolio a segregated custodial account containing cash or other appropriate liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party’s creditworthiness. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.
Warrants.  The Portfolios may invest up to 10% of the value of their total assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities.  The Portfolios may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will maintain in a segregated account cash and liquid, unencumbered securities having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will hold the portfolio securities themselves in a segregated custodial account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.
Borrowing.  Each Portfolio may borrow money temporarily from banks when (i) it is advantageous to do so in order to meet redemption requests; (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis; (iii) the custodian of the Fund fails to complete delivery of securities sold; or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See “Investment Restrictions.”

Foreign Currency Hedging.  The Portfolios generally do not hedge foreign currency exposure. Currency hedging would be implemented through the use of forward contracts or options. The Portfolios may, but generally do not intend to, enter into forward foreign currency contracts (a “forward contract”) and may purchase and write (on a covered basis) exchange-traded or OTC options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The Portfolios may at times, but generally do not intend to, hedge all or some portion of their currency exchange risk.
Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances a Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled “Investment Process and Additional Information on Strategies and Risks.” A Portfolio’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal tax requirements applicable to regulated investment companies (see “Tax Considerations”).
Forward Contracts.  Sale of currency for dollars under a forward contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.
The Portfolios may use forward contracts to insulate existing security positions against exchange rate movement (“position hedges”) or to insulate proposed transactions against such movement (“transaction hedges”). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.
Options on Foreign Currencies.  The Portfolios may purchase and sell (i.e., write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.
Options on Futures Contracts.  The Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government Securities or other liquid obligations in an amount sufficient to meet its obligations where an option on a futures contract is sold.
Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.
Illiquid Securities.  Although each of the Portfolios may invest up to 15% of the value of its net assets in illiquid assets, Harding Loevner does not expect that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements and time deposits maturing in more than seven days are treated as illiquid assets. A Portfolio also may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Fund has implemented a liquidity risk management program and related procedures pursuant to Rule 22e-4 to classify the liquidity of the Portfolio’s investments and manage liquidity risk, and Harding Loevner will monitor the liquidity of such restricted securities under the supervision of the Board of Directors (the “Board” or the “Directors”). In addition, certain derivatives that are not traded on an exchange may also be deemed illiquid.
ADDITIONAL INFORMATION ON PORTFOLIO RISKS
Additional information concerning risks associated with certain of the Portfolios’ investments is set forth below.
Creditworthiness.  In general, certain obligations in which the Portfolios may invest are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event will require a sale of such security by the Portfolio. However, Harding Loevner will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody’s may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.
Bank Obligations.  Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers’ acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of adverse developments in or related to the banking industry. Banks are subject to extensive but different governmental regulations that may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand, and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.
Debt Security Risk.  Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities generally declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.
Credit Quality.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can behave differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments, and such securities might be difficult to resell.
Counterparty (or Default) Risk.  An issuer of fixed-income securities held by the Chinese Equity Portfolio or a counterparty to a derivative transaction entered into by the Chinese Equity Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High-quality securities are generally believed to have relatively low degrees of credit risk. The Chinese Equity Portfolio intends to enter into financial transactions only with counterparties that are creditworthy at the time of the transactions. There is always the risk that the analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Chinese Equity Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
High Yield/High Risk Debt Securities.  Each of the Global Equity, International Equity, International Small Companies, Emerging Markets, Global Equity Research, International Equity Research and Emerging Markets Research Portfolios may invest up to 20% of its total assets in convertible securities and debt securities which are rated below investment grade. However, none of the Portfolios may invest in securities rated, at the time of investment, C or below by Moody’s, or D or below by S&P, or the equivalent as determined by the Adviser, which may be in default with respect to payment of principal or interest. Below-investment-grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities. Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value (“NAV”). In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Portfolio to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities, and costs. Prices for below investment-grade securities may also be affected by legislative and regulatory developments.
Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of Harding Loevner not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on Harding Loevner’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, Harding Loevner will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.
Interest Rate Risk.  When interest rates increase, fixed income securities, or instruments held by a Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.
Foreign Currency Hedging.  The Portfolios generally do not hedge foreign currency exposure. The success of any currency hedging strategy would depend on the ability of Harding Loevner to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.
Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, rather than perfect hedges.
The cost to a Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, Harding Loevner may not be able to purchase forward contracts with respect to all of the foreign currencies in which a Portfolio’s securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an OTC transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.
Futures Contracts.  Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors’ obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends still may not result in a successful transaction.
Although Harding Loevner believes that the use of such contracts and options thereon will benefit the Portfolios, if predictions about the general direction of securities market movements or foreign exchange rates are incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.
A Portfolio’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.
Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.
Options on Foreign Currency.  As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates that might otherwise have been obtained.
A Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Options on Futures Contracts.  The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in Harding Loevner’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.
Temporary Defensive Positions.  Each Portfolio has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser may employ a temporary defensive strategy if it determines the strategy to be warranted. Pursuant to such a defensive strategy, a Portfolio may temporarily hold cash (foreign currencies or multinational currency) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether or for how long a Portfolio will employ defensive strategies. The use of defensive strategies may prevent a Portfolio from achieving its goals.
Special Risks Regarding Foreign Securities.  Investing in the securities of foreign issuers involves certain risks, including those discussed in the Portfolios’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in developing, emerging and frontier economies.
With respect to investments in certain foreign countries, there exist certain economic, political, and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Portfolio’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. For example, equity markets in the U.S. and China seem very sensitive to the current U.S.-China “trade war.” The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
European countries can be affected significantly by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several countries in the European Union (“EU”), including Greece, Ireland, Italy, Spain, and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. Some nations required external assistance to meet their obligations, and these countries run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU in a decision commonly known as “Brexit.” On January 31, 2020, the United Kingdom withdrew from the EU subject to a withdrawal agreement that permits the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that was set to expire at the end of 2020. On December 24, 2020, the United Kingdom and EU announced a preliminary trade agreement and security deal, which was ratified by the United Kingdom Parliament and approved by European Union governments. The agreement took effect on January 1, 2021 and replaces the existing arrangements during the transitional period. The United Kingdom and the EU will continue to negotiate and finalize rules and agreements regarding the United Kingdom’s exit from the EU.
The impact of Brexit on the United Kingdom and European economies and the broader global economy could be significant. Brexit may have a negative impact on the economy and currency of the United Kingdom as a result of anticipated or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The effects of Brexit will depend, in part, on the extent to which the agreements the United Kingdom negotiates, including the trade and security deal, enable it to retain access to EU markets. A Portfolio may make investments in the United Kingdom, other EU members and in non-EU countries that are directly or indirectly affected by the exit of the United Kingdom from the EU. While the long-term effects of Brexit are uncertain, the impact on these markets and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which a Portfolio conducts its business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on a Portfolio’s investment returns.
Because foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Portfolio’s assets are uninvested and no return is earned on such assets. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, in possible liability to the purchaser.
As described more fully below, each Portfolio may invest in countries with emerging or frontier economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.
Depositary Receipts.  American Depositary Receipts (“ADRs”) as well as other forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs, and GDRs are subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political, economic, and social risks of the underlying issuer’s country.
For purposes of a Portfolio’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.
Financials Sector Risk.  To the extent a Portfolio invests in securities and other obligations of issuers in the financials sector, the Portfolio will be vulnerable to events affecting companies in the financials industry. Examples of risks affecting the financials sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy, and price competition. In addition, financials companies are often more highly leveraged than other companies, making them inherently riskier.
Special Risks Regarding Emerging Markets and Frontier Emerging Markets.  Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xii) heightened risk of war, conflicts, and terrorism.
Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.
Many developing countries in which a Portfolio may invest lack the social, political, and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries may be magnified in these countries.
Special Risks Regarding Stock Connect.  A Portfolio may invest in Chinese A-shares (“Stock Connect A-shares”) listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect (and Shenzhen-Hong Kong Stock Connect Programs (together, “Stock Connect”) . Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Shanghai and Shenzhen Stock Exchanges, Hong Kong Securities Clearing Company Limited (“HKSCC”), and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) for the establishment of mutual market access between SEHK and the Shanghai and Shenzhen Stock Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect A-shares through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.
However, trading through Stock Connect is subject to a number of restrictions that may affect the Portfolio’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect A-shares are generally subject to People’s Republic of China (“PRC”) securities regulations and listing rules of the Shanghai and Shenzhen Stock Exchanges, among other restrictions, and there is no certainty as to how these regulations and rules will be applied. In particular, the concept of beneficial ownership is not well-developed under PRC law. Consequently, a Portfolio’s title to Stock Connect A-shares, or the rights associated with them such as participation in corporate actions or shareholder meetings, cannot be assured, and the Portfolio may also be limited in its ability to pursue claims against the issuer of Stock Connect A-shares. In addition, foreign ownership of Chinese A-shares is subject to numerical quotas under PRC law. If the PRC’s ownership limitations are exceeded, foreign owners of Chinese A-shares, including a Portfolio, may be forced to sell its shares at inopportune times or at a loss.
In addition, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in Stock Connect A-shares. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Portfolio. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Portfolios.
Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Portfolio’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies, or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.
Cyber Security and Operational Risks.  The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction, or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate a Portfolio’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact trading counterparties or issuers of securities in which a Portfolio invests, which may adversely impact such counterparties or issuers and cause the Portfolio’s investment to lose value. Similar to operational risk in general, the Fund and its service providers, including Harding Loevner, have adopted controls designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the systems of the service providers to the Fund, its trading counterparties or the issuers in which a Portfolio may invest. Moreover, there is a risk that cyber attacks will not be detected.
The Portfolios’ investments or the Fund’s service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate its net asset values in a timely manner, including over a potentially extended period.

Recent Market and Economic Developments.
The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or such factors as general economic conditions, political or regulatory developments, changes in interest rates, perceived desirability of equity securities relative to other investments, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely impact the global economy. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The recent rise of nationalist economic policies, including trade protectionism may have a negative impact on the Portfolios' performance. It is difficult to predict when similar events or policies may affect the U.S. or global financial markets or the effects that such events or policies may have. Any such events or policies could have a significant adverse impact on the value and risk profile of a Portfolio.
Many countries have experienced outbreaks of infectious illnesses in recent decades, including the recent COVID- 19 outbreak (the "Coronavirus"). In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread "work from home" and other quarantine measures, mandatory closures of businesses deemed "non-essential," border closures and other travel restrictions, a decline in consumer demand for certain goods and services, commercial disruption on a global scale, and general concern and uncertainty, all of which have caused social unrest and significant volatility in financial markets. In March 2020, the World Health Organization declared the Coronavirus outbreak a pandemic.
The ongoing spread of the Coronavirus has had, and is expected to continue to have, a material adverse impact on local economies in the affected locations and also on the global economy. Many countries have reacted by instituting quarantines and travel restrictions, which has resulted in disruptions in supply chains and adversely impacted various industries, including but not limited to retail, transportation, hospitality, and entertainment. These developments may adversely impact certain companies and other issuers in which the Portfolios invest and the value of the Portfolios' investments therein. In addition, while we do not expect disruptions to the operations of the Adviser (including those relating to the Portfolios) or the Portfolios' service providers, such disruptions (including through quarantine measures and travel restrictions imposed on personnel located in affected locations, or any related health issues of such personnel) could nonetheless occur. Any of the foregoing events could materially and adversely affect the Adviser's ability to source, manage and divest investments on behalf of a Portfolio and pursue the Portfolio's investment objective and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions associated with the Coronavirus pandemic, it is expected that the valuation and performance of the Portfolios' investments may be impacted adversely. The duration of Coronavirus pandemic and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
INVESTMENT RESTRICTIONS
Fundamental.
Each Portfolio’s investment objective and the following investment restrictions are fundamental and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio’s outstanding shares (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Accordingly, no Portfolio may:
(1)
with respect to 75% of a Portfolio’s total assets, invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer; provided, however, that the Chinese Equity Portfolio is non-diversified and shall not be subject to this restriction;
(2)
invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies or instrumentalities (all Portfolios except the Frontier Emerging Markets Portfolio). The Frontier Emerging Markets Portfolio may invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently MSCI Frontier Emerging Markets Index*;

*
The Frontier Emerging Markets Portfolio may seek to further amend the fundamental investment restriction with respect to concentration of investments upon the concurrence of the staff of the Division of Investment Management of the Securities and Exchange Commission (the “Staff”). If the Portfolio seeks this additional concentration revision, and the Staff concurs with the request, the Portfolio’s fundamental investment restriction with respect to concentration of investments would be as follows:
•
The Portfolio may invest up to 50% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of its benchmark index, currently the MSCI Frontier Emerging Markets Index.
•
There is no certainty that the Portfolio will seek the additional concentration revision, nor is there any assurance that the Staff will agree with the additional concentration revision if requested.
(3)
borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets, nor will the Portfolios borrow for leveraging purposes;
(4)
purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities; or
(5)
issue senior securities (other than with respect to borrowing through the use of reverse repurchase agreements or from a bank for temporary or emergency purposes);
(6)
make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;
(7)
underwrite securities of other issuers;
(8)
invest in companies for the purpose of exercising control or management;
(9)
invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases;
(10)
invest more than 10% of its total assets in warrants; or
(11)
change its investment objective.
Whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets, or other circumstances will not be considered when determining whether that investment complies with the Portfolio’s investment policies and limitations.
Each Portfolio’s investment objective and other investment policies, unless designated as fundamental in the Prospectuses or this SAI are non-fundamental and may be changed at any time by action of the Fund’s board of directors (the “Board of Directors” or the “Board”). As a non-fundamental policy, no Portfolio may sell securities short, unless, by virtue of its ownership of other securities, such Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold short and, if such right is conditional, the short sale is made upon the same conditions. Also, as a non-fundamental policy, each Portfolio will not make any additional investments while its borrowings exceed 5% of its total assets (taken at market value). In addition, as a non-fundamental policy, no Portfolio may invest in securities rated, at the time of investment, C or below by Moody’s, or D or below by S&P, or the equivalent as determined by the Adviser. As a non-fundamental policy, no Portfolio may purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.
MANAGEMENT OF THE FUND
Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The Directors approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund.
Board of Directors Composition and Leadership Structure.
The 1940 Act requires that at least 40% of the Fund’s Directors may not be “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) and, as such, may not be affiliated with Harding Loevner. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, six of the Fund’s eight Directors are Independent Directors. The Fund’s Chairman is

not an Independent Director. However, the Board has appointed Mr. R. Kelly Doherty as its Lead Independent Director. The Lead Independent Director coordinates the activities of the other Independent Directors, and performs such other duties and responsibilities as the Board of Directors may determine. The specific responsibilities of the Lead Independent Director are as follows:
•
Preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the Independent Directors.
•
Call meetings of the Independent Directors, as appropriate.
•
Serve as principal liaison on Board-wide issues between the Independent Directors and the Chairman.
•
Review proposed Board meeting agendas in advance of their distribution.
•
Authorize the retention of outside advisors and consultants who report directly to Independent Directors.
The Board has considered its leadership structure in light of the services that Harding Loevner and the Fund’s other service providers provide to the Fund, and the potential conflicts of interest that could arise from these relationships, and determined that its leadership structure is appropriate for each Portfolio in that it facilitates the Directors’ performance of their oversight responsibilities with respect to each Portfolio.
Each Director who is an “interested person” of the Fund for purposes of the 1940 Act is listed below together with his or her positions with the Fund, a brief statement of his or her occupation during the past five years and any other directorships held:
Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
David R. Loevner** Harding Loevner LP Fish Creek Center 1230 Ida Dr. Ste. 3 ½ PO Box 383 Wilson, WY 83014 1954	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996.	Harding Loevner LP, Chairman and Chief Executive Officer 1989 – present; Harding Loevner Funds, plc, Director, 2007 – present.	10	None.
Alexandra K. Lynn*** Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33401 1979	Director	Indefinite; Director since 2021.	Affiliated Managers Group, Inc., 2009– present (Chief Administrative Officer, 2018 – present)	10	None.
Christine C. Carsman**** Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33477 1952	Director Emeritus	One year; Director Emeritus since 2021; Director 2017-2020
Affiliated Managers Group, Inc.,
Senior Policy Advisor, 2019 – present;
Executive Vice President, Deputy
General Counsel and Chief
Regulatory Counsel 2017 – 2018;
Senior Vice President and Deputy
General Counsel 2011-2016; AMG
Funds plc. Chair of the Board of
Directors, 2015 – 2018; Director,
2010-2018.
				None.	AMG Funds (46 portfolios); AMG Pantheon Fund (1 portfolio); AMG Pantheon Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio).
*
Each of Mr. Loevner and Ms. Lynn is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until their respective successor is duly elected and qualified.
**
Mr. Loevner is considered an “interested person” of the Fund as defined in 1940 Act, because he serves as Chairman of Harding Loevner LP, the Fund’s investment advisor.
***
Ms. Lynn is considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, AMG, a control person of Harding Loevner.
****Ms. Carsman is considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, AMG, a control person of Harding Loevner. Effective January 1, 2021, Ms. Carsman retired as a voting member of the Board and was elected to the position of “Director Emeritus” with a one-year term. Directors Emeritus do not vote with the Board and do not serve on any committees.

Each Director who is an Independent Director is listed below together with his or her positions with the Fund, a brief statement of his or her principal occupation during the past five years and any other directorships held:
Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
Carolyn N. Ainslie c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2014; Member of the Audit Committee since 2015 – Present and Co – Chairperson June – December 2017 and Chairperson since 2018; Member of the Governance Committee since March 2018.	Bill & Melinda Gates Foundation, Chief Financial Officer, 2018 – present; Princeton University, Vice President for Finance and Treasurer, 2008 – 2018.	10	None.
Jill R. Cuniff c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1964	Director	Indefinite; Director since 2018; Member of the Audit Committee since 2018; Member of the Governance Committee since March 2018.	Edge Asset Management, President and Director, 2009 – 2016.	10	None.
R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2004; Lead Independent Director since 2014; Member of the Governance Committee since March 2018.	Caymen Partners (private investment vehicles), Managing Partner, 1999 – present.	10	Selective Insurance Group, Inc.

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
Charles W. Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1964	Director	Indefinite; Director since 2008; Member of the Governance Committee since March 2018.	U.S. Chamber of Commerce, Senior Vice President for Asia, 2018 – present; Bower Group Asia, Managing Director, China, December 2016 – 2017; Forbes-Tate, LLC, International Principal, 2014 – 2016.	10	None.
Jason Lamin c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1974	Director	Indefinite; Director since 2021; Member of the Audit Committee since 2021; Member of the Governance Committee beginning March 2021.	Lenox Park Solutions, Inc. (FinTech Company), Founder and Chief Executive Officer, 2009 – present.	10	None.
Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2008; Chairman of the Governance Committee since March 2018.	University of California at Berkeley School of Law, Professor, 1990 – present.	10	AMG Funds (46 portfolios); AMG Pantheon Fund (1 portfolio); AMG Pantheon Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio).
Samuel R. Karetsky* c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1945	Director Emeritus	One year; Director Emeritus since 2021; Director 1998-2020	The Karetsky Group LLC (advisory firm), Managing Member, 2003 – present; Wetherby Asset Management, Wealth Manager, 2004 – present	None.	None.
*Effective January 1, 2021, Mr. Karetsky retired as a voting member of the Board and was elected to the position of “Director Emeritus” with a one-year term. Directors Emeriti do not vote with the Board and do not serve on any of the committees.
Except as otherwise indicated, the address of each Director is: c/o Harding Loevner LP 400 Crossing Boulevard, Fourth Floor, Bridgewater, NJ 08807.
Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes, or skills that each Director possesses which the Board of Directors believes has prepared the Director to be an effective Director. The Board believes that the significance of each Director’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board of Directors believes that its members satisfy this standard. Relevant experience may be achieved through a Director’s educational background; business, professional training, or practice; public service or academic positions; experience from service as a board member (including as a member of the Board of Directors of the Fund) or as an executive officer of funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel (“Independent Counsel”), who participates in Board of Directors meetings and interacts with Harding Loevner, and also may benefit from information provided by the Fund’s or Harding Loevner’s counsel. Both the Independent Counsel and Fund counsel have significant experience advising funds and fund board members. The Board of Directors and its committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.
David R. Loevner.  Mr. Loevner has served as a Director and Chairman of the Board of Directors since 1996. Mr. Loevner is the Chairman and Chief Executive Officer of Harding Loevner LP, the Fund’s investment adviser, and has served in that capacity since 1989. Mr. Loevner also serves as a director of several other investment funds. Mr. Loevner has over 40 years of experience in the investment management industry. Prior to establishing Harding Loevner LP, he served in senior roles with Rockefeller and Co. (1981-89) and with the World Bank (1978-80). He serves as a member of the Goucher College Endowment Committee (1998-present) and has served as a director of the Princeton University Investment Company (1994-2000) and as Chairman of the Daniel M. Sachs Scholarship (1993-2013).
Alexandra K. Lynn. Ms. Lynn has served as a Director of the Fund since 2021. Ms. Lynn is Chief Administrative Officer, responsible for managing AMG’s corporate administration, information technology, corporate communications, and global facilities areas. Ms. Lynn also serves as President of AMG’s charitable gift foundation. Prior to joining AMG in 2009, she held roles in the global portfolio trading area of the institutional equity business, corporate strategy, and investment banking at Merrill Lynch & Co. Ms. Lynn received an A.B. from Princeton University and an M.B.A. from each of Columbia Business School and London Business School.
Carolyn N. Ainslie.  Ms. Ainslie has served as a Director of the Fund since 2015. As of October 2018, she serves as the Chief Financial Officer of the Bill & Melinda Gates Foundation. Ms. Ainslie has served as Vice President for Finance and Treasurer of Princeton University from 2008 to 2018. Prior to that, she was Vice President for Planning and Budget at Cornell University from 1998 to 2008. Ms. Ainslie also served on the Princeton University Investment Company Board in her role as CFO of Princeton University. She also serves on various non-profit boards.
Christine C. Carsman.  Ms. Carsman has served as a Director Emeritus of the Fund since January 2021. Previously, she served as Director of the Fund from 2017 to 2020. Ms. Carsman has been an Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel of AMG, an asset management firm affiliated with the Fund’s investment adviser, from 2017 to 2018, and a Senior Policy Advisor since 2019. Prior to that time, she served in various management positions with AMG, including Senior Vice President and Deputy General Counsel of AMG (2011-2016); Senior Vice President and Chief Regulatory Counsel (2007-2011); and Vice President and Chief Regulatory Counsel (2004-2007). She currently serves as Trustee for AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III and as a Director for AMG Pantheon Funds. She has been a member of the Board of Governors of the Investment Adviser Association since 2011 and currently serves as Chair of the Board (since June 2019). Before joining AMG, Ms.Carsman was Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Jill R. Cuniff.  Ms. Cuniff has served as Director of the Fund since January 2018. Previously, Ms. Cuniff served as President and Director of Edge Asset Management, as Director of Claritas Investments and as an active board member for Morley Financial Services and Union Bond & Trust Company. Ms. Cuniff has also served as a board member of non-profit organizations. She has served as Board Governor of the Montana State University Alumni Foundation since 2015, and she was a board member of the Portland Youth Philharmonic from 2006 to 2009.
R. Kelly Doherty.  Mr. Doherty has served as a Director of the Fund since 2004. He is the founder and managing partner of Caymen Partners, a private investment firm formed in 1998. Previously, Mr. Doherty was vice chairman at Bankers Trust Company and a member of the firm’s management committee. Mr. Doherty also serves as a Director of Selective Insurance Group, Inc. (SIGI) where he is the Chairman of the Finance Committee and a member of the Audit Committee. Mr. Doherty has also served as a board member of Cyota, Inc., the Bendheim Center for Finance at Princeton University, KCPS/Clarity, L.P. Thebault Co, Princeton University National Annual Giving Committee and the Peck School.
Charles W. Freeman, III.  Mr. Freeman has served as a Director of the Fund since 2008. As of 2018, he serves on the U.S. Chamber of Commerce as the Senior Vice President for Asia. He previously served as the Managing Director, China, of Bower Group Asia since December from 2016 to 2017. He previously was an International Principal at Forbes-Tate, LLC (2014 to 2016). Mr. Freeman also served as the Vice President of Rock Creek Global Advisors, LLC since 2013. Prior to that time, Mr. Freeman served as the Vice President of Global Public Policy and Government Relations of PepsiCo (2011 to 2013). He also held the Freeman Chair in China Studies at the Center for Strategic and International Studies (“CSIS”) (2007 to 2011) and served as a Board Member of the National Committee on US-China Relations (2007 to 2009 and 2010). Prior to CSIS and the National Committee, he served as managing director of the China Alliance, a collaboration of law firms that help clients devise trade, investment, and government relations strategies in the United States and China. Mr. Freeman also has served as assistant U.S. trade representative for China affairs, international affairs counsel to Senator Frank Murkowski (R-Alaska) and as a securities lawyer and venture capitalist concentrating on developing markets in Asia and Eastern Europe.
Jason Lamin. Mr. Lamin has served as a Director of the Fund since 2021. Mr. Lamin is the co-founder and Chief Executive Officer of Lenox Park Solutions, Inc., a corporation organized in 2009 to provide investment consulting that transitioned to a financial technology firm in 2013. Previously, Mr. Lamin was a Director with the Fixed Income Structured Credit Group and an Analyst in the Financial Institutions Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Lamin also serves on multiple Advisory Boards of his alma mater, The University of Texas at Austin. In addition, he has served as a Private Section Delegate of the United Nations since 2009 and as Co-Chair of the SDG Anti-bribery & Anti-corruption Working Group for the Office of Special Advisors on Africa and Office of the President of the United Nations General Assembly.
Samuel R. Karetsky.  Mr. Karetsky has served as a Director Emeritus of the Fund since January 2021. Previously, he served as Director of the Fund from 1998 to 2020. He has been a Managing Member of the Karetsky Group LLC since 2003. He has been a principal of Wetherby Asset Management, a wealth management advisory firm with $6.4 billion under advisement, since 2004. Mr.Karetsky was a Managing Director and Principal of European Investors Incorporated from 1998 to 2002, where his responsibilities also included serving as Chief Compliance Officer and as a board member of a REIT fund. Prior to that, he was with the firms of Goldman, Sachs& Co., Morgan Stanley& Co. and OFFITBANK, and a consultant to Montgomery Securities, among others, with executive and investment responsibilities. He is a Director, Secretary and Treasurer of St. Mary’s Healthcare System since 1999.
Eric Rakowski.  Mr. Rakowski has served as a Director of the Fund since 2008. He has been a Professor at the University of California at Berkeley School of Law since 1990. Previously, he worked as a corporate tax attorney at Davis Polk & Wardwell. Mr. Rakowski also serves as a trustee of other investment funds.
Standing Board Committees.  The Board has two standing committees, the Audit Committee and Governance Committee of the Board of Directors (the “Audit Committee” and “Governance Committee”, respectively).
The Audit Committee consists of three Directors, Ms. Ainslie, Ms. Cuniff and Mr. Lamin, each of whom is an Independent Director. The function of the Audit Committee is to: (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (iii) liaise between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended October 31, 2020.
The Governance Committee consists of the six Independent Directors, with Mr. Rakowski serving as the Chair of the Committee. The function of the Governance Committee is to: (i) oversee the processes of the Board for reviewing and approving the Fund’s investment advisory agreements; (ii) assist the Board in matters involving mutual fund governance, including the Board’s self-assessment, the structure and membership of Board committees, and the selection and retention of Independent Directors; and (iii) consider and make recommendations to the board regarding the compensation of members of the Board and of the members and chairs of any constituent committees of the Board. The Governance Committee met three times during the fiscal year ended October 31, 2020.
The Board has established a Qualified Legal Compliance Committee that will receive, retain, consider and act upon reports of evidence of possible material violations of applicable federal and state securities laws. The Committee consists of all the members of the Audit Committee. The Qualified Legal Compliance Committee did not hold any meetings during the fiscal year ended October 31, 2020.
At this time, Harding Loevner does not have a policy regarding the consideration of any director candidates recommended by shareholders. The need for additional Directors occurs infrequently, but when the addition of a new Director is considered desirable, the Governance Committee shall review potential candidates and make recommendations to the full Board regarding suitable nominees.
Board of Directors’ Oversight of Risk Management.  The Board of Directors’ role in the management of the Fund is in the nature of oversight, rather than day-to-day responsibility. As is the case with virtually all investment companies, the Funds’ service providers are responsible for the day-to-day management of the Portfolios, including responsibility for risk management (e.g., management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, reputational risk, and operational risk, among others). As part of its oversight function, the Board oversees the risk mitigation efforts implemented by the Fund’s service providers, and has emphasized to them the importance of maintaining vigorous risk management. In addition, at the direction of the Board, Fund management annually conducts a comprehensive review of the risk management process relating to the operation of the Fund and reports its findings to the Board.
The Board has appointed a Chief Compliance Officer for the Fund, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. Additionally, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of the Fund’s service providers, including Harding Loevner’s Co-Chief Investment Officers, Harding Loevner’s Chief Compliance Officer and the Fund’s portfolio management personnel. The Independent Directors also meet at least quarterly with the Fund’s Chief Compliance Officer in a closed session at which no persons affiliated with Harding Loevner ordinarily are present. The Board also receives periodic presentations from personnel of Harding Loevner and the Fund’s other service providers regarding risk management generally, as well as periodic presentations regarding specific investment, operational or compliance areas, such as counterparty credit, business continuity, anti-money laundering, identity theft, valuation, and personal trading. In addition, the Board receives reports from counsel to the Fund and the Independent Counsel regarding regulatory compliance and governance matters.
Board oversight of risk management is also performed by the Board’s committees. The Board’s Audit Committee meets during its scheduled meetings with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and controls and valuation risks.
To the extent necessary between regularly scheduled Board and committee meetings, appropriate representatives of Harding Loevner communicate with the Lead Independent Director and the Chairperson of the Audit Committee regarding the Fund’s risk management. As appropriate, the Directors confer among themselves or with the Fund’s Chief Compliance Officer, representatives of Harding Loevner or other service providers, Fund counsel or the Independent Counsel to identify and review risk management issues.
The Fund, Harding Loevner, and other service providers of the Fund have adopted a variety of policies, procedures, and controls designed to address certain risks of the Portfolios related to a Portfolio’s investments and objectives and also operational and compliance risks of the Fund and its service providers, including business continuity, anti-money laundering, identity theft, valuation, and personal trading. Different policies, procedures, and controls are employed with respect to different types of risks. However, not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. Moreover, the policies, procedures, and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Board, the Fund, Harding Loevner, or the Fund’s other service providers. Additionally, it is necessary for each Portfolio to bear certain risks (e.g., investment related risks) in order to seek its investment objective. As a result, the Fund’s ability to manage risk is subject to substantial limitations. The Board’s oversight role does not make the Board or any Director a guarantor of the Fund’s investments or activities, and the Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The officers of the Fund (with the exception of the President) are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund:
Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Richard T. Reiter Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1966	President	1 year; since 2011	Harding Loevner LP, President and Chief Operating Officer, 1996 – present.
Tracy L. Dotolo Foreside Management Services, LLC 10 High Street, Suite 302 Boston, MA 02110 1976	Chief Financial Officer and Treasurer	1 year; since 2019	Director at Foreside, Inc. 2016 – present; Vice President – Global Fund Services at JPMorgan Chase 2009 – 2016.
Aaron J. Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1979	Assistant Treasurer	1 year; since 2012	Harding Loevner LP, Chief Financial Officer, 2012 – present.
Derek A. Jewusiak The Northern Trust Company 333 South Wabash Avenue Chicago, IL 60604 1971	Assistant Treasurer	1 year; since 2013	The Northern Trust Company, Vice President, 2012 – present.

Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Ryan Bowles Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1988	Assistant Treasurer	1 year; since 2019	Harding Loevner LP, Product Manager, 2010 – present.
Lisa R. Price Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1979	Assistant Secretary	1 year; since 2019
Harding Loevner LP, Counsel, 2019 –
present; Oak Hill Advisors, LP, Principal,
Associate General Counsel and Chief
Compliance Officer (OHAI), January 2019 –
August 2019, Vice President, Associate
General Counsel and Chief Compliance
Officer (OHAI), 2015 – 2018.

Brian D. Simon Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1962	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary	1 year; since 2016, 2016 and 2015 respectively	Harding Loevner LP, General Counsel, 2014 – present.
Marcia Y. Lucas The Northern Trust Company 333 South Wabash Avenue Chicago, IL 60604 1967	Secretary, December 2018 – present; Assistant Secretary, 2011 – November 2018	1 year; since 2011	The Northern Trust Company, Senior Vice President, 2015 – present.
*
Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.
There is no family relationship among any of the Directors or officers listed above.
The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Portfolios as of December 31, 2020:
Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David R. Loevner
Global Equity Portfolio: Over $100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: Over $100,000
Emerging Markets Portfolio: Over $100,000
Frontier Emerging Markets Portfolio: Over $100,000
Global Equity Research Portfolio: Over $100,000
International Equity Research Portfolio: Over $100,000
Emerging Markets Research Portfolio: Over $100,000
Chinese Equity Portfolio: Over $100,000
Over $100,000

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Carolyn N. Ainslie
Global Equity Portfolio: None
International Equity Portfolio: $10,001-$50,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
$10,001-$50,000
Christine C. Carsman
Global Equity Portfolio: Over $100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: $50,001-$100,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $50,001-$100,000
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
Over $100,000
Jill R. Cuniff
Global Equity Portfolio: None
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: $50,001-$100,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: $50,001-$100,000
Frontier Emerging Markets Portfolio: None
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
Over $100,000
R. Kelly Doherty
Global Equity Portfolio: None
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: Over $100,000
Frontier Emerging Markets Portfolio: Over $100,000
Global Equity Research Portfolio: None
International Equity Research Portfolio: Over $100,000
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
Over $100,000
Charles W. Freeman, III
Global Equity Portfolio: $10,001-$50,000
International Equity Portfolio: $50,001-$100,000
International Small Companies Portfolio: $1-$10,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: $10,001-$50,000
Frontier Emerging Markets Portfolio: $10,001-$50,000
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
Over $50,000

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Jason Lamin
Global Equity Portfolio: None
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
None
Alexandra K. Lynn
Global Equity Portfolio: None
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
None
Samuel R. Karetsky
Global Equity Portfolio: Over $100,000
International Equity Portfolio: Over $100,000
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: Over $100,000
Frontier Emerging Markets Portfolio: $50,001 $100,000
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
Over $100,000
Eric Rakowski
Global Equity Portfolio: None
International Equity Portfolio: None
International Small Companies Portfolio: Over $100,000
Institutional Emerging Markets Portfolio: Over $100,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
Global Equity Research Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Chinese Equity Portfolio: None
Over $100,000
As of January 31, 2020, the Directors and officers of the Fund collectively owned less than 1% of each Portfolio’s and Class’s outstanding shares with the exception of the following Portfolios of which directors and officers collectively owned: Global Equity Portfolio 2.09%, International Small Companies Portfolio 2.54%, Frontier Emerging Markets Portfolio 3.15%, Chinese Equity Portfolio 67.11%, International Equity Research Portfolio 41.12%, Emerging Markets Research Portfolio 44.71%, and Global Equity Research Portfolio 46.88%; and with the exception of the following classes of which directors and officers collectively owned: Global Equity Portfolio-Institutional Class 1.87%, and Institutional Class Z 3.22%, International Small Companies Portfolio-Institutional Class 2.72%, Frontier Emerging Markets Portfolio-Institutional Class I 8.96%, Chinese Equity Portfolio – Institutional Class 67.11%, Global Equity Research Portfolio – Institutional Class 46.88%, International Equity Research Portfolio – Institutional Class 41.12% and Emerging Markets Research Portfolio-Institutional Class 44.71%. No employee of Harding Loevner, AMG, The Northern Trust

Company (“Northern Trust”), or Foreside Management Services, LLC (“FMS”) receives any compensation from the Fund for acting as an officer or Director of the Fund. As of September 8, 2010, the Fund has contracted with FMS to provide its Chief Financial Officer and Treasurer. The Fund has engaged Foreside Fund Officer Services, LLC to provide compliance support to the Fund’s Chief Compliance Officer (“CCO”).
Since January 1, 2020, the Fund pays each Independent Director who is not a director, officer or employee of Harding Loevner, AMG, Northern Trust, FMS, Quasar, or any of their affiliates, a fee of $7,500 for each quarterly meeting attended, and a fee of $2,000 for each special meeting attended. Each Independent Director receives an annual retainer of $100,000, which is paid in quarterly installments at the end of each quarter, and the Lead Independent Director receives an additional retainer of $20,000. In addition, (i) the Chairperson of the Audit Committee receives an annual retainer of $10,000, and each Audit Committee member receives a fee of $3,000 for each Audit Committee meeting attended; and (ii) the Chairperson of the Governance Committee receives an annual retainer of $10,000. The Fund will pay Mr. Karetsky, as Director Emeritus, a fee of $7,500 for each meeting attended, and an annual retainer of $100,000, which is paid in quarterly installments at the end of each quarter. Mr. Karetsky receives these fees in recognition of his past services, whether or not services are rendered in his capacity as a Director Emeritus.
By virtue of the responsibilities assumed by Harding Loevner, Northern Trust, FMS, and Quasar and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees.
The following tables set forth information regarding compensation of the Directors of the Fund for the fiscal year ended October 31, 2020.
Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
David R. Loevner*	$0	$0	$0	$0
Christine C. Carsman*	$0	$0	$0	$0
Carolyn N. Ainslie	$139,750	$0	$0	$139,750
Jill R. Cuniff	$129,750	$0	$0	$129,750
R. Kelly Doherty	$143,750	$0	$0	$143,750
Charles W. Freeman, III	$123,750	$0	$0	$123,750
Samuel R. Karetsky**	$129,750	$0	$0	$129,750
Jason Lamin***	$0	$0	$0	$0
Alexandra K. Lynn***	$0	$0	$0	$0
Eric Rakowski	$133,750	$0	$0	$133,750
*
Each of Mr. Loevner and Ms. Carsman is considered an “interested person” of the Fund as defined in the 1940 Act. Ms. Carsman retired as a Director of the Fund effective December 31, 2020 and was elected as Director Emeritus to a one-year term.
**
Mr. Karetsky retired as a Director of the Fund effective December 31, 2020 and was elected as Director Emeritus to a one-year term.
***
As of the Fund’s fiscal year end, Mr. Lamin and Ms. Lynn did not serve as Directors of the Fund.
CODES OF ETHICS
Rule 17j-1 under the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under its code of ethics. To assure compliance with these restrictions, the Fund, the Adviser, and Quasar each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Fund, the Adviser, and Quasar permit covered employees to engage in personal securities transactions that avoid actual or potential conflicts of interest with the Fund including securities that may be purchased or held by the Fund.
The Fund’s and the Adviser’s codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES
The Fund has delegated proxy voting responsibilities to Harding Loevner, subject to the Board of Directors’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. Harding Loevner has adopted its own proxy voting policies and guidelines for this purpose (“Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of Harding Loevner and its affiliates. The Proxy Voting Procedures are provided in Appendix A to this SAI.
Information regarding how the Portfolios (except the Chinese Equity Portfolio which had not yet commenced operations) voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020 is available on the Fund’s website at http://www.hardingloevnerfunds.com and the SEC’s website at http://www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2020, to the Fund’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Portfolios set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Portfolio, it may be deemed to “control” such Portfolio within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolio to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio’s shares without the approval of the controlling shareholder. In addition, redemptions by large shareholders of their holdings in a Portfolio may impact the Portfolio’s liquidity and net asset value. Such redemptions may also force a Portfolio to sell securities during unfavorable market conditions, and may negatively impact a Portfolio’s brokerage and tax costs.
Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
Global Equity
Institutional Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	22.23%	N/A	N/A
	Wells Fargo Bank NA FBO Sentara Hc Private Equity Funds P.O. Box 1533 25049-519	18.12%	N/A	N/A
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	10.76%	N/A	N/A
	Wells Fargo Bank NA FBO Sentara Pension Mutual Funds P.O. Box 1533 25049-111	10.61%	N/A	N/A
International Equity
Institutional Class	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	19.98%	N/A	N/A
	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	12.39%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	10.58%	N/A	N/A
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 73990-002	7.35%	N/A	N/A
	Merrill Lynch Pierce Fenner & Smith Inc Trst For Sole Benefit of Its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32202	5.25%	N/A	N/A
International Small Companies
Institutional Class	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	24.30%	N/A	N/A
	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	14.68%	N/A	N/A
	Charles Schwab & CO Inc Special Custody A/C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	13.58%	N/A	N/A
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 73990-002	6.68%	N/A	N/A
	MITRA CO FBO 98 C O Reliance Trust CO WI 480 Pilgrim Way, Suite 1000 Green Bay, WI	6.06%	N/A	N/A
	Saxon Co FBO 404XXX PO Box 7780-1888 Philadelphia, PA 19182	5.30%	N/A	N/A
	CAPINCO PO Box 1787 C/O US BANK NA Milwaukee, WI	5.09%	N/A	N/A
Institutional Emerging Markets
Institutional Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	34.19%	The Charles Schwab Corporation	DE

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	29.35%	Fidelity Global Brokerage Group, Inc.	DE
	SEI Private Trust Company C O TIAA SWP1 Freedom Valley Drive Oaks, PA	6.77%	N/A	N/A
Frontier Emerging Markets
Institutional Class I	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	33.78%	Morgan Stanley Smith Barney	DE
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	16.96%	N/A	N/A
	Band & Co PO Box 1787 c/o US Bank NA Milwaukee, WI 53207	12.17%	N/A	N/A
	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	9.41%	N/A	N/A
Frontier Emerging Markets
Institutional Class II	Northern Trust CO Custodian FBO Rami Partners P.O. Box 92956 Chicago, IL 60603	24.78%	N/A	N/A
	Northern Trust CO Custodian FBO LTW Group Holdings P.O. Box 92996 Chicago, IL 60603	20.94%	N/A	N/A
	LWIP II LLLP c/o Harding Loevner Bridgewater, NJ 08807	13.61%	N/A	N/A
	Stamps Family Partnership III LP c/o Harding Loevner Bridgewater, NJ 08807	13.03%	N/A	N/A
	Northern Trust CO Custodian FBO Cindy Springs LLC P.O. Box 92996 Chicago, IL 60603	11.09%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
	Northern Trust CO Custodian FBO Fetzer Inst Sundry P.O. Box 92956 Chicago, IL 60603	9.06%	N/A	N/A
	E. Roe Stamps and Stephen G. Woodsum TRST Saugatuck TRUST c/o Harding Loevner Bridgewater, NJ 08807	7.49%	N/A	N/A
Global Equity Research
Institutional Class	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	41.67%	N/A	N/A
	Jane Hallet c/o Harding Loevner Bridgewater, NJ 08807	41.67%	N/A	N/A
	Ferrill D. Roll & Elizabeth Belinda Roll c/o Harding Loevner Bridgewater, NJ 08807	5.21%	N/A	N/A
International Equity Research
Institutional Class	Jane Hallet c/o Harding Loevner Bridgewater, NJ 08807	34.93%	N/A	N/A
	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	23.29%	N/A	N/A
	Matrix Company Cust FBO Harding Loevner Profit Sharing THRI Suite 1300 717 17th Street Denver, CO 80202	12.31%	N/A	N/A
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	5.36%	N/A	N/A
Emerging Markets Research
Institutional Class	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	37.26%	N/A	N/A
	Jane Hallet c/o Harding Loevner Bridgewater, NJ 08807	37.26%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
	Richard T. Reiter & Jill A. Reiter c/o Harding Loevner Bridgewater, NJ 08807	5.59%	N/A	N/A
Chinese Equity
Institutional Class	David R. Loevner Trust David R Loevner Rev Tr UAD 10/31/2007 PO Box 285 Wilson, WY 83014	45.24%	N/A	N/A
	Fish Creek Fiduciary Management Inc Trst David Loevner Irrev Trst	15.08%	N/A	N/A
	Ferrill D. Roll & Elizabeth Belinda Roll c/o Harding Loevner Bridgewater, NJ 08807	7.54%	N/A	N/A
Global Equity
Advisor Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	31.55%	The Charles Schwab Corporation	DE
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	27.02%	Fidelity Global Brokerage Group, Inc.	DE
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 73990-002	15.51%	N/A	N/A
	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 211 Main St Attn Mutual Funds San Francisco, CA 94104	8.63%	N/A	N/A
International Equity
Investor Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	49.53%	The Charles Schwab Corporation	DE
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	18.97%	N/A	N/A
	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	8.93%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
	Charles Schwab & CO Inc Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	5.56%	N/A	N/A
	Morgan Stanley Smith Barney LLC FBO of Its Customers1 New York Plaza Fl 12	5.54%	N/A	N/A
International Small Companies
Investor Class	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	44.18%	The Charles Schwab Corporation	DE
	National Financial Services LLC 499 Washington Blvd Exclusive FBO Our Customers Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	23.76%	N/A	N/A
Emerging Markets
Advisor Class	Morgan Stanley Smith Barney LLC FTEB of its Customers 1 New York Plaza FL 12 New York, NY 10004	29.71%	Morgan Stanley Smith Barney	DE
	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	20.22%	N/A	N/A
	National Financial Services LLC Exclusive FBO Our Customers 499 Washington Blvd Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	11.24%	N/A	N/A
	LPL Financial PO Box 509046 FBO Customer Accounts Attn Mutual Fund Operations San Diego, CA	8.01%	N/A	N/A
Frontier Emerging Markets
Investor Class	National Financial Services LLC Exclusive FBO Our Customers 499 Washington Blvd Attention Mutual Fund Dept 5th Floor Jersey City, NJ 07310	32.51%	Fidelity Global Brokerage Group, Inc.	DE
	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	24.22%	N/A	N/A

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	21.92%	N/A	N/A
Global Equity
Institutional Class Z	J.P. Morgan Chase Bank N.A. 4 Chase Metrotech Center Floor 06 FBO DLE – Mutual Fund Holdings Brooklyn, NY 11201	23.92%	N/A	N/A
	J.P. Morgan Chase Bank N.A. 4 Chase Metrotech Center Floor 06 FBO DLE – Mutual Fund Holdings Brooklyn, NY 11201	17.47%	N/A	N/A
	Bank of America. PO BOX 843869 FBO Dallas, TX	9.28%	N/A	N/A
	Bank of America. Custodian PO BOX 843869 FBO Dallas, TX	9.14%	N/A	N/A
	CAPINCO PO Box 1787 c/o US Bank NA Milwaukee, WI 53212	8.14%	N/A	N/A
	SEI Private Trust Company C O BNY Mellon Bank Freedom Valley Drive Attn Mutual Fund Admin Oaks, PA	5.61%	N/A	N/A
Institutional Emerging Markets
Institutional Class Z	North Dakota Board of University 1707 N 9th St and School Lands Bismarck, ND 58501	16.54%	N/A	N/A
	CAPINCO PO Box 1787 C/O US BANK NA Milwaukee, WI	10.40%	N/A	N/A
	Christiana Care Health Services Inc 200 Hygeia Dr. Newark, DE 19713	9.93%	N/A	N/A
	Mac & Co A/C 981336 500 Grant Street Attn Mutual Fund Operations Pittsburgh, PA 15219	7.03%	N/A	N/A
	Hofstra University128 Hofstra University, 101 Phillips Hall Hempstead, NY	5.55%	N/A	N/A
International Equity

Portfolio	Name and Address of Beneficial Owner	Percentage	Parent Company	Jurisdiction
Institutional Class Z	Charles Schwab & Co Inc Special Custody Account for Trst Exclusive Benefit of Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	27.32%	The Charles Schwab Corporation	DE
	National Financial Services LLC For the Exclusive Bene of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City, NJ 07310	19.56%	N/A	N/A
	Interinsurance Exchange of the Auto Club 3333 Fairview Road MS-A355 Costa Mesa, CA 92626	6.13%	N/A	N/A
	CAPINCO PO Box 1787 C/O US BANK NA Milwaukee, WI	5.24%	N/A	N/A
INVESTMENT ADVISER
Harding Loevner provides services to the Fund. AMG, an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in Harding Loevner. The remaining interest is held by a broad group of Harding Loevner’s professionals. Harding Loevner is governed by its senior employees and conducts its business independently. The terms of the respective investment advisory agreements between the Fund, on behalf of the Portfolios, obligate Harding Loevner to provide investment advisory and portfolio management services to the Portfolios. Harding Loevner is a registered investment adviser organized in 1989. Harding Loevner also provides investment advisory services to private investors and institutions.
David R. Loevner, Director and the Chairman of the Board of Directors of the Fund, is the Chief Executive Officer of Harding Loevner and the President of its managing member. Richard T. Reiter, President of the Fund, is the President and Chief Operating Officer of Harding Loevner. Aaron J. Bellish, Assistant Treasurer of the Fund, is the Chief Financial Officer of Harding Loevner. Ryan Bowles, Assistant Treasurer of the Fund, holds the position of Product Manager at Harding Loevner. Brian D. Simon, Chief Compliance Officer and Anti-Money Laundering Compliance Officer and Assistant Secretary of the Fund, is the General Counsel of Harding Loevner. Lisa R. Price, Assistant Secretary of the Fund, holds the position of Counsel at Harding Loevner.
The investment advisory agreement for the: (i) Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, and Frontier Emerging Markets Portfolio became effective on August 26, 2009 (the “2009 Advisory Agreement”); (ii) International Equity Research Portfolio became effective December 17, 2015 (the “2015 Advisory Agreement”); (iii) Global Equity Research Portfolio and Emerging Markets Research Portfolio became effective December 19, 2016 (the “2016 Advisory Agreement”); and (iv) Chinese Equity Portfolio became effective December 16, 2020 (the “2020 Advisory Agreement,” and collectively such agreements, the “Advisory Agreements”). Each Advisory Agreement is effective for an initial two-year period. Thereafter, the Advisory Agreements are effective for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a “majority” (as defined in the 1940 Act) of a Portfolio’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreements are terminable without penalty on not less than 60 days’ notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio’s outstanding shares voting as a single class, or upon not less than 60 days’ notice by Harding Loevner. The Advisory Agreements will terminate automatically in the event of their “assignment” (as defined in the 1940 Act).
Harding Loevner pays all of its own expenses arising from the performance of its obligations under the Advisory Agreements. Under the Advisory Agreements, Harding Loevner also pays all executive salaries and expenses of the Directors and officers of the Fund who are employees of Harding Loevner or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus for each Portfolio under “Portfolio Fees and Expenses,” other expenses incurred in the operation of the Portfolio are borne by the Portfolio, including, without limitation, investment advisory fees and administration fees, brokerage commissions, Treasurer, CCO, and AML Compliance Officer compensation, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of Harding Loevner or its affiliates, insurance premiums, and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios of the Fund in relation to the net assets of each Portfolio.
For the services described in the advisory agreements, each Portfolio has agreed to pay Harding Loevner an advisory fee at the annual rate set forth in the following table:
	Advisory fee payable by Portfolio to the Adviser (as a % of average daily net assets)
	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets
Global Equity	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%
International Equity	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%
International Small Companies	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Institutional Emerging Markets	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%
Emerging Markets	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%
Frontier Emerging Markets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Global Equity Research	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
International Equity Research	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Emerging Markets Research	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Chinese Equity	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
With respect to each Portfolio set forth in the table below, Harding Loevner has contractually agreed to waive a portion of its management fees and/or reimburse the Portfolio for its other operating expenses to the extent necessary to prevent the Portfolio’s Total Annual Operating Expenses (excluding any expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales and (2) interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the fee waiver and/or expense reimbursement percentage applicable to the Portfolio. The waiver and reimbursement arrangements are expected to continue until at least February 28, 2022. The fee waiver and/or expense reimbursement percentages applicable to each Portfolio are set forth in the following table.
Portfolio	Class	Contractual Fee Waiver and/or Expense Reimbursement Percentage (based on average daily net assets)
Global Equity	Institutional Class	0.90%
	Advisor Class	1.20%
	Institutional Class Z	0.80%
International Equity	Institutional Class	1.00%
	Investor Class	1.25%
	Institutional Class Z	0.80%
International Small Companies	Institutional Class	1.15%
	Investor Class	1.40%
Institutional Emerging Markets	Institutional Class	1.17%
	Institutional Class Z (first $1 billion in average daily net assets)	1.15%

Portfolio	Class	Contractual Fee Waiver and/or Expense Reimbursement Percentage (based on average daily net assets)
	Institutional Class Z (next $1 billion in average daily net assets)	1.13%
	Institutional Class Z (next $1 billion in average daily net assets)	1.11%
	Institutional Class Z (over $3 billion in average daily net assets)	1.09%
Emerging Markets	Advisor Class	1.32%
Chinese Equity	Institutional Class	1.15%
Frontier Emerging Markets	Institutional Class I	1.75%
	Institutional Class II	1.35%
	Investor	2.00%
Global Equity Research	Institutional Class	0.80%
International Equity Research	Institutional Class	0.75%
	Institutional Class Z	0.75%
Emerging Markets Research	Institutional Class	1.15%
For the last three fiscal years the amount of advisory fees paid by each Portfolio was as follows:
Portfolio	Gross	Waiver and/or Expense Reimbursement	Net
Global Equity Portfolio
Year ended 10/31/20	$7,922,301	$(12,588)	$7,909,713
Year ended 10/31/19	$7,329,143	$0	$7,329,143
Year ended 10/31/18	$6,898,262	$(14,982)	$6,883,280
International Equity Portfolio
Year ended 10/31/20	$106,143,812	$0	$106,143,812
Year ended 10/31/19	$99,837,059	$0	$99,837,059
Year ended 10/31/18	$92,970,216	$0	$92,970,216
International Small Companies Portfolio
Year ended 10/31/20	$3,869,166	$(668,582)	$3,200,584
Year ended 10/31/19	$2,628,637	$(560,742)	$2,067,895
Year ended 10/31/18	$2,762,657	$(649,688)	$2,112,969
Institutional Emerging Markets Portfolio
Year ended 10/31/20	$59,705,673	$(485,350)	$59,220,323
Year ended 10/31/19	$55,130,081	$(380,017)	$54,750,064
Year ended 10/31/18	$56,605,295	$(435,252)	$56,170,043
Emerging Markets Portfolio
Year ended 10/31/20	$43,910,461	$0	$43,910,461
Year ended 10/31/19	$43,901,002	$0	$43,901,002
Year ended 10/31/18	$46,483,551	$0	$46,483,551

Portfolio	Gross	Waiver and/or Expense Reimbursement	Net
Frontier Emerging Markets Portfolio
Year ended 10/31/20	$3,108,656	$(306,864)	$2,801,792
Year ended 10/31/19	$4,739,547	$(323,388)	$4,416,159
Year ended 10/31/18	$6,474,039	$(392,222)	$6,081,817
Global Equity Research Portfolio
Year ended 10/31/20	$48,932	$(86,553)	$(37,621)
Year ended 10/31/19	$47,125	$(93,411)	$(46,286)
Year ended 10/31/18	$50,051	$(145,005)	$(94,954)
International Equity Research Portfolio
Year ended 10/31/20	$125,016	$(116,489)	$8,527
Year ended 10/31/19	$85,316	$(93,671)	$(8,355)
Year ended 10/31/18	$84,282	$(135,606)	$(51,324)
Emerging Markets Research Portfolio
Year ended 10/31/20	$70,114	$(87,673)	$(17,559)
Year ended 10/31/19	$71,871	$(95,421)	$(23,550)
Year ended 10/31/18	$80,257	$(148,549)	$(68,292)
The Chinese Equity Portfolio had not yet commenced operations as of the Fund’s fiscal year end.
The following table provides information relating to other accounts managed by the Fund’s portfolio managers as of October 31, 2020.
Portfolio Managers[1]	RICs[2]		Other Pooled Accounts[3]		Other A/Cs4
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Peter J. Baughan	1	$1,387,026,419	4	$2,142,268,000	34	$14,285,473,709
Pradipta Chakrabortty	4	$10,296,653,456	5	$2,175,640,880	7	$3,643,504,142
Scott Crawshaw	4	$11,483,083,236	9	$4,317,908,880	41	$17,928,977,851
Jingyi Li	1	$1,387,026,419	4	$2,142,268,000	35	$14,319,534,414
Bryan Lloyd	3	$16,337,725,031	7	$2,757,707,252	241	$4,697,170,588
Christopher Mack	1	$1,387,026,419	5	$2,143,595,000	34	$14,285,473,709
Babatunde Ojo	1	$200,596,639	0	$0	0	$0
Jafar Rizvi	1	$376,832,459	1	$1,327,000	2	$110,850,749
Ferrill D. Roll	4	$17,724,751,450	11	$4,899,975,252	275	$18,982,644,297
Richard Schmidt	4	$11,483,083,236	9	$4,317,908,880	41	$17,928,977,851
Craig Shaw	3	$10,096,056,817	5	$2,175,640,880	7	$3,643,504,142
Moon Surana	3	$27,242,287	0	$0	0	$0
Patrick Todd	3	$16,337,725,031	7	$2,757,707,252	241	$4,697,170,588
Anix Vyas	1	$376,832,459	0	$0	2	$110,850,749
Andrew West	6	$16,364,967,318	7	$2,757,707,252	241	$4,697,170,588
Wenting Shen	0	$0	0	$0	0	$0
1
Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times for each team member.

2
RICs include all Portfolios of the Fund, as well as assets sub-advised for third parties such as collective investment trusts and undertakings for collective investments in transferable securities.
3
Other Pooled Accounts include unregistered funds offered by Harding Loevner and those sub-advised for third parties.
4
Other A/Cs include all accounts not included within RICs or Other Pooled Accounts.
The following table provides information relating to other accounts managed by the Fund’s portfolio managers as of October 31, 2020, that have advisory fees based on the performance of the account managed.
Portfolio Managers	RICs		Other Pooled Accounts		Other A/Cs
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Peter J. Baughan	0	$0	3	$ 799,731,096	1	$ 94,822,499
Pradipta Chakrabortty	0	$0	0	$0	0	$0
Scott Crawshaw	0	$0	3	$ 799,731,096	1	$ 94,822,499
Jingyi Li	0	$0	3	$799,731,096	1	$94,822,499
Bryan Lloyd	0	$0	0	$0	0	$0
Christopher Mack	0	$0	3	$ 799,731,096	1	$ 94,822,499
Babatunde Ojo	0	$0	0	$0	0	$0
Jafar Rizvi	0	$0	0	$0	0	$0
Ferrill D. Roll	0	$0	3	$ 799,731,096	1	$ 94,822,499
Richard Schmidt	0	$0	3	$ 799,731,096	1	$ 94,822,499
Craig Shaw	0	$0	0	$0	0	$0
Moon Surana	0	$0	0	$0	0	$0
Patrick Todd	0	$0	0	$0	0	$0
Anix Vyas	0	$0	0	$0	0	$0
Andrew West	0	$0	0	$0	0	$0
Wenting Shen	0	$0	0	$0	0	$0
The Fund’s portfolio managers may manage other accounts with investment strategies similar to those of the Portfolios of the Fund, which may suggest the potential for conflicts of interests. The Fund’s portfolio managers may participate personally in some pooled accounts, including the Portfolios of the Fund. In addition, Harding Loevner may charge varying fees to different accounts managed by the Fund’s portfolio managers. Harding Loevner may manage accounts with variable fees based on performance. Theoretically, these features could create an incentive for the portfolio manager to favor the higher or variable fee accounts, or accounts in which he or she participates, which may not include the Fund. However, the Fund does not anticipate that management by a Fund portfolio manager of other accounts with a similar investment strategy would conflict with management of a Portfolio of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client of Harding Loevner, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.
Portfolio Manager Compensation (as of October 31, 2020).
Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service, and overall level of responsibility within Harding Loevner’s business, including the number, variety, and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding

Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed upon objectives, including the investment performance of the Portfolio(s) managed by the portfolio manager, as measured against each Portfolio’s respective benchmark index, as set forth below:
Global Equity Portfolio: MSCI All Country World net Index
International Equity Portfolio: MSCI All Country World ex-U.S. net Index
International Small Companies Portfolio: MSCI All Country World ex-U.S. Small Cap net Index
Institutional Emerging Markets Portfolio: MSCI Emerging Markets net Index
Emerging Markets Portfolio: MSCI Emerging Markets net Index
Frontier Emerging Markets Portfolio: MSCI Frontier Emerging Markets net Index
Global Equity Research Portfolio: MSCI All Country World net Index
International Equity Research Portfolio: MSCI All Country World ex-U.S. net Index
Emerging Markets Research Portfolio: MSCI Emerging + Frontier Markets net Index
Chinese Equity Portfolio: MSCI China All Share Index
All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.
The following table includes the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio managers as of October 31, 2020.
Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Peter J. Baughan
Global Equity Portfolio: Over $1,000,000
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Pradipta Chakrabortty
Global Equity Portfolio: None
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: $100,001 – $500,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $100,001 – $500,000
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Scott Crawshaw
Global Equity Portfolio: $10,001 – $50,000
International Equity Portfolio: $10,001 – $50,000
International Small Companies Portfolio: $10,001 – $50,000
Institutional Emerging Markets Portfolio: $500,001 – $1,000,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $10,001 – $50,000
International Equity Research Portfolio: $10,001 – $50,000
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Jingyi Li
Global Equity Portfolio: $100,001 – $500,000
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Bryan Lloyd
Global Equity Portfolio: None
International Equity Portfolio: $100,001 – $500,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Christopher Mack
Global Equity Portfolio: $100,001 – $500,000
International Equity Portfolio: None
International Small Companies Portfolio: $10,001 – $50,000
Institutional Emerging Markets Portfolio: $100,001 – $500,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Babatunde Ojo
Global Equity Portfolio: $50,001 – $100,000
International Equity Portfolio: $100,001 – $500,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $100,001 – $500,000
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Jafar Rizvi
Global Equity Portfolio: $50,001 – $100,000
International Equity Portfolio: $50,001 – $100,000
International Small Companies Portfolio: $100,001 – $500,000
Institutional Emerging Markets Portfolio: $50,001 – $100,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $1 – $10,000
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Ferrill D. Roll
Global Equity Portfolio: over $1,000,000
International Equity Portfolio: over $1,000,000
International Small Companies Portfolio: $100,001 – $500,000
Institutional Emerging Markets Portfolio: over $1,000,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $100,001 – $500,000
International Equity Research Portfolio: $100,001 – $500,000
Emerging Markets Research Portfolio: $100,001 – $500,000
Global Equity Research Portfolio: $100,001 – $500,000
Chinese Equity Portfolio: None

Richard Schmidt
Global Equity Portfolio: $100,001 – $500,000
International Equity Portfolio: $10,001 – $50,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: $100,001 – $500,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $1 – $10,000
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Craig Shaw
Global Equity Portfolio: $100,001 – $500,000
International Equity Portfolio: $100,001 – $500,000
International Small Companies Portfolio: $1 – $10,000
Institutional Emerging Markets Portfolio: over $1,000,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $10,001 – $50,000
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Moon Surana
Global Equity Portfolio: $50,001 – $100,000
International Equity Portfolio: None
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: $50,001 – $100,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: $100,001 – $500,000
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Patrick Todd
Global Equity Portfolio: None
International Equity Portfolio: $100,001 – $500,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Anix Vyas
Global Equity Portfolio: None
International Equity Portfolio: None
International Small Companies Portfolio: $100,001 – $500,000
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: $1 – $10,000
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: $1 – $10,000
Chinese Equity Portfolio: None

Andrew West
Global Equity Portfolio: None
International Equity Portfolio: $500,001 – $1,000,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: None
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: $100,001 – $500,000
Emerging Markets Research Portfolio: $50,001 – $100,000
Global Equity Research Portfolio: $50,001 – $100,000
Chinese Equity Portfolio: None

Wenting Shen
Global Equity Portfolio: None
International Equity Portfolio: $10,001 – $50,000
International Small Companies Portfolio: None
Institutional Emerging Markets Portfolio: $10,001 – $50,000
Emerging Markets Portfolio: None
Frontier Emerging Markets Portfolio: None
International Equity Research Portfolio: None
Emerging Markets Research Portfolio: None
Global Equity Research Portfolio: None
Chinese Equity Portfolio: None

DISTRIBUTION OF FUND SHARES
Quasar serves as principal underwriter of each Portfolio pursuant to a distribution agreement (the “Distribution Agreement”) initially approved by the Board of Directors. Quasar’s address is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202. The Fund and Quasar have agreed to indemnify one another against certain liabilities. Quasar furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without cost to the Fund. Under the Distribution Agreement, Quasar is responsible for selling shares on a best efforts basis, as agent for the Fund, but is not obligated to sell any certain number of shares. Quasar may, in its discretion, enter into agreements with qualified broker-dealers in order for such broker-dealers to sell shares of the Fund. Quasar receives compensation in the amount of $7,000 per Portfolio, plus a CPI increase, per annum, to be paid no less frequently than monthly. Portfolios with Investor share classes may make payments to Quasar pursuant to the Amended Plan of Distribution (the “Distribution Plan”) on behalf of the Portfolios’ Investor Classes pursuant to Rule 12b-1 under the 1940 Act (the “Rule”). Quasar will also be compensated for out-of-pocket expenses reasonably incurred in performance of its duties under the Distribution Agreement. The Distribution Agreement continues for successive annual periods only if its continuance is approved annually by a majority of the Independent Directors who are not parties to the Agreement or “interested persons” of any such party and either by votes of a majority of the Directors or a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.
The Board of Directors approved the Distribution Plan on behalf of the Portfolios’ Investor Classes pursuant to the Rule. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Distribution Plan, as approved by the Board of Directors, allows the Investor Class of each Portfolio to incur certain expenses that might be considered to constitute direct or indirect payment by a Portfolio of distribution expenses related to Investor Class shares.

Under the Distribution Plan, each Investor Class is authorized to make payments to selected dealers of a distribution fee pursuant to Rule 12b-1 as compensation for providing services primarily intended to result in the sale of Investor Class shares. Such services typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. The Portfolios’ Investor Classes may pay this 12b-1 distribution fee at an annual rate of up to 0.25% of a Portfolio’s average daily net assets, or such lesser amount as the Directors may determine from time to time. The Distribution Plan also authorizes the Fund to engage in shareholder account and administrative servicing activities under the Distribution Plan consistent with those described under the Shareholder Servicing Plan (defined below), and to make payments for such shareholder account and administrative activities under the Distribution Plan.
The Distribution Plan was adopted by a majority vote of the Board of Directors, including a majority of Independent Directors that do not and did not have any direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on the Distribution Plan. Potential benefits which the Distribution Plan may provide to the Investor Classes include the potential to increase assets, the potential to avoid a decrease in assets and Portfolio liquidations through redemption activity, and the ability to sell shares of the Investor Classes through adviser and broker distribution channels. The Board of Directors believes that there is a reasonable likelihood that the Distribution Plan will benefit the Investor Classes of each applicable Portfolio and its current and future shareholders. Under their terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Investor Class of the Portfolio affected thereby, and material amendments to the Distribution Plan must also be approved by the Board of Directors in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio affected thereby. Any agreements entered into pursuant to the Distribution Plan shall provide for automatic termination in the event of their assignment.
The Distribution Plan does not obligate Harding Loevner or the Distributor to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.
The following intermediaries have received payment of fees under the Distribution Plan during the fiscal year ended October 31, 2020: Charles Schwab & Co; JP Morgan Securities; Merrill Lynch; Morgan Stanley; MATRIX/MSCS Financial Services; National Financial Services/ Fidelity; Pershing; Raymond James; RBC; SEI Trust Company; TIAA-CREF; TD Ameritrade; UBS; US Bank; Vanguard Marketing Group; Wells Fargo Advisors; Reliance Trust Company; and LPL.
For the last three fiscal years, the amounts of 12b-1 distribution fees paid, in respect of each Portfolio’s Investor Class Shares were:
International Equity Portfolio – Investor Class
Year ended 10/31/20	$869,047.08
Year ended 10/31/19	$1,013,327.54
Year ended 10/31/18	$1,133,127.65
International Small Companies Portfolio – Investor Class
Year ended 10/31/20	$105,474.68
Year ended 10/31/19	$128,019.36
Year ended 10/31/18	$156,053.62
Frontier Emerging Markets Portfolio – Investor Class
Year ended 10/31/20	$30,252.26
Year ended 10/31/19	$55,151.94
Year ended 10/31/18	$73,868.59
International Equity Research Portfolio – Investor Class
Year ended 10/31/20	$0
Year ended 10/31/19	$116.37
Year ended 10/31/18	$560.07

The Board of Directors has also approved a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Advisor Class, Investor Class, Institutional Class, Class I, and Class II shares of each Portfolio. The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing shareholder services, including, but not limited to, certain account maintenance, record keeping, and transactional services. In recognition of the savings of expenses to the applicable Portfolio arising from the intermediaries assumption of non-distribution related functions that the Portfolio would otherwise perform, such as providing sub-accounting and related shareholder services, each Class of each Portfolio is authorized, pursuant to the Shareholder Servicing Plan, to pay to each intermediary up to 0.25% of average daily net assets attributable to that intermediary (subject to any fee waiver and/or expense reimbursement arrangement applicable to a Portfolio); provided, that, no Portfolio will pay distribution or shareholder servicing fees in the case of Institutional Class Z shares.
The following intermediaries have received payment of fees under the Shareholder Servicing Plan: ADP Broker Dealer Inc.; Charles Schwab & Co; Great West (GWFS); Hewitt Associates; John Hancock Trust Co; JP Morgan Securities; Mass Mutual Life Insurance Co; Merrill Lynch; Morgan Stanley; MATRIX/MSCS Financial Services; Nationwide Life Insurance; National Financial Services/ Fidelity; Pershing; PNC Bank; Prudential; Raymond James; RBC; SEI Trust Company; TIAA-CREF; TD Ameritrade; T Rowe Price; UBS; US Bank; Valic Retirement; Vanguard Marketing Group; The Vanguard Group Inc.; Voya; Wells Fargo Advisors; Wells Fargo Bank; Reliance Trust Company; and LPL.
For the last three fiscal years, the amounts of fees paid under the Shareholder Servicing Plan were:
International Equity Portfolio
Year ended 10/31/20	$11,210,194.63
Year ended 10/31/19	$10,251,533.76
Year ended 10/31/18	$9,284,475.20
Global Equity Portfolio
Year ended 10/31/20	$676,344.94
Year ended 10/31/19	$625,931.73
Year ended 10/31/18	$575,151.80
Emerging Markets Portfolio
Year ended 10/31/20	$9,770,722.58
Year ended 10/31/19	$9,893,317.72
Year ended 10/31/18	$10,310,081.82
International Small Companies Portfolio
Year ended 10/31/20	$238,716.95
Year ended 10/31/19	$187,681.81
Year ended 10/31/18	$220,457.36
Frontier Emerging Markets Portfolio
Year ended 10/31/20	$85,895.31
Year ended 10/31/19	$142,346.36
Year ended 10/31/18	$241,129.83
International Equity Research Portfolio
Year ended 10/31/20	$17,147.97
Year ended 10/31/19	$2,071.95
Year ended 10/31/18	$1,519.02
As of October 31, 2020, the Chinese Equity Portfolio had not commenced operations and had paid no fees under the Distribution Plan or Shareholder Servicing Plan.

The following intermediaries have received revenue sharing payments during the fiscal year ended October 31, 2020: Charles Schwab & Co; Merrill Lynch; Morgan Stanley; National Financial Services/ Fidelity; Pershing; Raymond James; TIAA-CREF; TD Ameritrade; US Bank; Vanguard Marketing Group; Voya; Wells Fargo Advisors; and PNC Investments.
Harding Loevner or the Distributor may compensate certain dealers that satisfy certain criteria established from time to time by Harding Loevner or the Distributor relating to the level or type of services provided by the dealer, the sale or expected sale of significant amounts of Investor Class shares, or other factors.
The amounts payable to each financial intermediary pursuant to the Distribution Plan, the Shareholder Servicing Plan and/or by Harding Loevner as “revenue sharing” are set forth in agreements with each intermediary. The payments pursuant to the Distribution Plan or the Shareholder Servicing Plan are subject to the Portfolios’ respective contractual fee waiver and/or expense reimbursement arrangements, if any. Generally, the contractual rates paid to each financial intermediary are based on the aggregate investment amounts maintained in each class of each fund by the financial intermediary; however, certain financial intermediaries may receive per account fees in addition to, or in lieu of, asset-based fees.
In addition, your financial intermediary may charge fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Portfolio or a particular share class over other portfolios or share classes.
ADMINISTRATOR
Pursuant to its terms, and effective as of June 14, 2010, the Fund Administration and Accounting Services Agreement dated June 2, 2010, as amended (the “Administration Agreement”) between the Fund and Northern Trust, as Administrator, requires Northern Trust to provide certain accounting, clerical, and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. The Administration Agreement will remain in effect for successive annual periods and will automatically continue unless terminated on notice. The following chart sets forth fees paid by each Portfolio to Northern Trust pursuant to the Administration Agreement during the last three fiscal years.
Portfolio	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Global Equity	$329,339	$302,340	$371,866
International Equity	$4,995,349	$4,764,347	$3,758,719
International Small Companies	$115,727	$82,928	$126,511
Institutional Emerging Markets	$1,696,562	$1,588,942	$1,739,024
Emerging Markets	$1,240,629	$1,260,114	$1,445,889
Frontier Emerging Markets	$82,267	$122,085	$229,179
Global Equity Research	$12,197	$12,042	$8,589
International Equity Research	$15,617	$13,800	$11,104
Emerging Markets Research	$12,203	$12,175	$8,962
The Chinese Equity Portfolio had not yet commenced operations as of the Fund’s fiscal year end.
PORTFOLIO TRANSACTIONS
The Advisory Agreement authorizes Harding Loevner to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund’s Portfolios and directs Harding Loevner to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. Harding Loevner will consider the full range and quality of services offered by the executing broker or dealer when making these determinations and accounts may pay more than the lowest commission as a result. Neither Harding Loevner nor any of its officers, affiliates or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios.
Some securities considered for investment by the Fund’s Portfolios also may be appropriate for other clients advised by Harding Loevner. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients advised by Harding Loevner is considered at or about the same time, transactions in such securities will be allocated among the

Portfolio and clients in a manner deemed fair and reasonable by Harding Loevner, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by Harding Loevner, and the results of such allocations, are subject to the oversight by Harding Loevner’s Chief Compliance Officer and periodic review by the Fund’s Chief Compliance Officer.
Brokers are selected on the basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services. The types of research received from brokers include print and electronic publications such as business news, company research, industry research, economic research, strategy research, and historical market data and other research services such as company meetings, investment conferences, analyst calls and meetings, and research travel logistics. The source of the above types of research can be either proprietary or third-party. The Board of the Fund has adopted procedures pursuant to Rule 12b-1(h) regarding the usage of brokers that promote or sell shares of a Portfolio (a “selling broker dealer”) to execute portfolio securities transactions. These procedures are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers from taking a broker-dealer’s promotional or sales efforts into account as part of the selection process; and (2) the Fund, Harding Loevner, or Quasar from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a selling broker-dealer to pay for distribution of the Fund’s shares. The Fund is permitted to utilize selling broker-dealers to execute portfolio transactions provided that these selling efforts are not considered in the selection process and the Fund’s procedures are followed.
The Portfolios invest outside the United States and anticipate that their brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each Portfolio seeks the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.
No trades will be executed with Harding Loevner, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except Harding Loevner may effect cross-trades provided that they are conducted at market price and absent any commission.
For the last three fiscal years the amount of brokerage commissions paid by each Portfolio was as follows:
Portfolio	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Global Equity	$468,185	$283,727	$351,183
International Equity	$3,269,740	$5,000,950	$3,592,790
International Small Companies	$149,377	$153,624	$281,969
Institutional Emerging Markets	$2,287,112	$1,779,579	$2,451,581
Emerging Markets	$1,776,202	$1,418,162	$1,931,537
Frontier Emerging Markets	$233,285	$687,299	$378,938
Global Equity Research	$1,757	$1,925	$2,210
International Equity Research	$10,656	$7,772	$5,438
Emerging Markets Research	$4,524	$5,927	$6,613
The Chinese Equity Portfolio had not yet commenced operations as of the Fund’s fiscal year end.
As of the fiscal year ended October 31, 2020, the following Portfolio held securities of its regular broker/dealers, as that term is defined in Rule 10b-1 of the 1940 Act, or such broker/dealers parent in the approximate amounts set forth below:
Portfolio	Name of Regular Broker/ Dealer	Parent Company Name (if applicable)	Approximate Aggregate Market Value of Securities
Global Equity Research Portfolio	J.P. Morgan Securities LLC	JPMorgan Chase & Co.	$17,790
Portfolio Holdings Information
Generally, the Fund views holdings information as sensitive and discloses information about portfolio holdings only in accordance with guidelines approved by the Board of Directors and designed to permit only disclosures that are consistent with the best interest of a Portfolio’s shareholders. No current or potential investor shall be provided information about portfolio holdings on a preferential basis in advance of the provision of that information to other investors.

Portfolio holdings information will be released under the circumstances described below. The receiving parties are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the policies and procedures adopted by the Fund regarding selective disclosure of portfolio holdings will protect the Fund from potential misuse of that information by the receiving parties. Other than as noted below, the Fund has no ongoing arrangements to make portfolio information available.
1.
As required by applicable laws, rules or regulations, including the quarterly filing of a complete schedule of the Fund’s portfolio holdings on Form N-CSR or as an exhibit to its reports on Form N-PORT.
2.
As appropriate for legitimate business purposes of the Fund, including: (i) to the Fund’s auditors for use in providing audit opinions; (ii) to financial printers for the purpose of preparing Fund regulatory filings; (iii) for the purposes of due diligence regarding a merger or acquisition; (iv) to rating agencies for use in developing a rating for the Fund (Lipper, monthly disclosure of portfolio holdings, provided on sixth business day after month-end; Morningstar, quarterly disclosure of full portfolio holdings sixth business day after quarter end); (v) to consultants, for use in providing asset allocation advice or client service; (vi) to service providers, such as proxy-voting service providers and portfolio-management database providers; (vii) for purposes of effecting in-kind redemptions of Fund shares; and (viii) to commercial publishers of mutual fund data, provided the recipients of the information in each of (i)-(viii) are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time.
3.
An officer of the Fund may determine that selective disclosure of portfolio holdings information is appropriate under circumstances other than those listed above where the officer believes there is a legitimate business purpose for doing so and the recipient of the information has a duty of confidentiality, including a duty not to trade on the nonpublic information. The determination and considerations will be documented and retained by such officer and a copy shall be provided to the Fund’s Chief Compliance Officer and the Board to ensure that there are no conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter on the other.
Shareholders of the Fund shall be treated alike in terms of access to portfolio holdings information, which, except as outlined above, shall not be disclosed to any investor prior to the time the same information is disclosed publicly. Portfolio Holdings information as of each calendar quarter end is available to shareholders on the Fund’s website.
This information is available no sooner than five (5) business days after the applicable calendar quarter end. Shareholders may also request a written copy of the portfolio holdings information directly from the Adviser.
No person or entity, including officers of the Fund or employees of the Adviser or other service providers of their affiliates, receives any compensation in connection with the disclosure of portfolio holdings information.
Certain other additional information about the Fund’s Portfolios is available publicly on the website for AMG Funds, www.amgfunds.com. The Fund has entered into an agreement with AMG Distributors, Inc., an affiliate of Harding Loevner, to provide certain distribution assistance to the Fund. The information available on AMG Funds’ website may include, among other things, top ten holdings, top ten contributors to and detractors from performance, and statistical information derived from portfolio holdings.
CAPITAL STOCK INFORMATION
The authorized capital stock of the Fund consists of 7,500,000,000 shares with $.001 par value, allocated as follows: (i) 1,100,000,000 shares to the Global Equity Portfolio; (ii) 1,100,000,000 shares to the International Equity Portfolio; (iii) 900,000,000 shares to the International Small Companies Portfolio; (iv) 1,000,000,000 shares to the Institutional Emerging Markets Portfolio; (v) 900,000,000 shares to the Emerging Markets Portfolio; (vi) 1,000,000,000 shares to the Frontier Emerging Markets Portfolio; (vii) 400,000,000 shares to the Global Equity Research Portfolio; (viii) 600,000,000 shares to the International Equity Research Portfolio; (ix) 400,000,000 shares to the Emerging Markets Research Portfolio; and (x) 500,000,000 shares to the Chinese Equity Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of NAV held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at NAV at the option of the shareholder. Shares have no preemptive or conversion rights. The Board of Directors of the Fund, under Maryland General Corporation Law, is authorized to establish more than one class of shares for each Portfolio of the Fund. Currently, the Board of Directors has authorized the creation of six share classes for certain Portfolios, as follows:
Portfolio	Classes
Global Equity	Institutional Advisor Institutional Class Z
International Equity	Institutional Investor Institutional Class Z
International Small Companies	Institutional Investor
Institutional Emerging Markets	Institutional Institutional Class Z
Emerging Markets	Advisor
Frontier Emerging Markets	Institutional Class I Institutional Class II Investor
Global Equity Research	Institutional
International Equity Research	Institutional Institutional Class Z
Emerging Markets Research	Institutional
Chinese Equity	Institutional
The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will be unable to elect any person or persons to the Board of Directors.
NET ASSET VALUE
The NAV per share of each Portfolio is calculated as of the close of business (normally 4:00 p.m. New York Time) on days when the New York Stock Exchange is open for business, except when trading is restricted (a “Business Day”). Each Class or Portfolio determines its NAV by subtracting that Class or Portfolio’s liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio’s investments, or the portion of a Portfolio’s investments attributable to a Class and other assets, and dividing the result by the total issued and outstanding shares of the Class or Portfolio, respectively.
Pricing Methodology:
In determining the Fund’s NAV, each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention.
Absent closing price information for a security from the principal exchange as of the time of valuation, the security can be valued using (i) the last trade from the current date; (ii) the most recent mean or bid quotation on the principal exchange (dependent upon local exchange or market convention); or (iii) the closing, mean, or bid price on another exchange on which the security is traded (if such price is available from a Fund’s accounting agent).
Fixed Income Evaluations:
U.S. corporate bonds, municipal bonds, and government bonds are valued at the latest evaluated institutional bid price as determined by the Fund’s accounting agent. Foreign fixed income instruments are valued at the latest evaluated institutional mean price as determined by the Fund’s accounting agent.

Short-Term Instruments:
Short-term obligations with maturities of 60 days or less are typically valued at amortized cost, which constitutes fair value as determined by the Fund’s Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
Currency Conversion:
Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at the mean rate.
Closed Markets:
Foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.
Fair Valuation:
Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.
To address this issue, the Board of Directors has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to one. Thus, use of these quantitative models could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in “time zone arbitrage”, i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios.
Additionally, any securities for which market quotations are not readily available, such as when a foreign market is closed, or for which available prices are deemed unreliable are priced by Harding Loevner at “fair value as determined in good faith” in accordance with procedures established by and under the general supervision of the Board of Directors.
As of the date of this SAI, the following holidays are not considered Business Days: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
TAX CONSIDERATIONS
The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this SAI, which are subject to change by legislative or administrative action.
Qualification as a Regulated Investment Company.
Each Portfolio intends to qualify to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, a Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income derived from its business of investing in securities (the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities of (A) any one issuer (other than U.S. Government Securities or the securities of other RICs) (B) two or more issuers that are controlled, as determined under applicable tax rules, by the Portfolio and that are engaged in the same or similar or related trades or business or (C) certain publicly traded partnerships; and (c) distribute an amount at least equal to the sum of (i) 90% of its investment company taxable income which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses each taxable year and (ii) net tax-exempt income (i.e., the 90% distribution requirement).
If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) determined on a calendar year basis, 98.2% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years that were not taxed during such years.
For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. A Portfolio may seek to generate capital loss carryforwards for purposes of offsetting gains, or may choose not to sell portfolio securities until such time as doing so would result in long term rather than short term gains. These techniques are not part of any Portfolio’s investment strategy. These techniques may not be successful and may not benefit all shareholders (for example, tax-exempt shareholders). They may also increase transaction costs or negatively impact performance.
During the fiscal year ended October 31, 2020, the Global Equity and Frontier Emerging Markets Portfolios utilized $1,903,096 and $1,228,604, respectively, in capital loss carryforwards.
Capital losses that were incurred by the International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets and Frontier Emerging Markets Portfolios in taxable years beginning after the Enactment Date and will be carried forward indefinitely are as follows:
Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity Portfolio	$ (324,240,954)	$ (231,889,974)
International Small Companies Portfolio	$ (4,091,913)	$ (620,403)
Institutional Emerging Markets Portfolio	$ (47,899,513)	$ (157,950,030)
Emerging Markets Portfolio	$ (34,585,281)	$ (2,166,831)
Frontier Emerging Markets Portfolio	$ (20,318,737)	$ (102,662,372)
Distributions.
Each Portfolio’s automatic reinvestment of its taxable investment income, net short-term capital gains, and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders will be taxable to the Portfolio’s shareholders. In general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even though no cash distributions have been made to shareholders. The automatic reinvestment of taxable investment income and net realized short-term capital gains of the Portfolio will be taxable to the Portfolio’s shareholders as ordinary income. If a portion of a Portfolio’s income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfies applicable holding period requirements (generally more than 60 days with respect to each distribution).
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November, or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the shareholders in the calendar year in which the distributions are declared, rather than in the year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them in a written statement delivered after the close of each calendar year. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Under recently issued Treasury regulations, certain distributions reported by a Portfolio as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Portfolio is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Portfolio’s business interest income over the sum of the Portfolio’s (i) business interest expense and (ii) other deductions properly allocable to the Portfolio’s business interest income.

Sale of Shares.
Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains deemed received by the shareholder with respect to such shares.
Medicare Tax.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amount.
Zero Coupon Securities.
Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.
Cost Basis Reporting.
The Portfolios (or their administrative agents) are required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Portfolios will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
Backup Withholding.
A Portfolio may be required to withhold U.S. federal income tax at the applicable rate of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder’s U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.
Tax Treatment of Hedging Transactions.
The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
Certain options, futures, and forward contracts in which a Portfolio may invest are “section 1256 contracts.” Gains and losses on section 1256 contracts generally are treated as 60% long-term (taxed for individuals at the long-term capital gains rate, currently generally a maximum of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts) and 40%

short-term capital gains or losses (“60/40 treatment”), regardless of the Portfolio’s actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day (“mark to market treatment”), resulting in unrealized gains and losses being treated as though they were realized. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.
Generally, hedging transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.
The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.
Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a Portfolio that did not engage in such hedging transactions. Additionally, a Portfolio may enter into short sales and/or transactions treated for tax purposes as constructive sales that may affect the amount, character, and timing of the recognition of gains or losses.
Tax Treatment of Foreign Currency-Related Transactions.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to members as ordinary income.
Tax Treatment of Passive Foreign Investment Companies.
Each Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”) if such stock is a permissible investment. A PFIC is a foreign corporation—other than a “controlled foreign corporation” as to which a Portfolio is a U.S. shareholder, that in general meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. If a Portfolio invests in stock of PFICs, the Portfolio may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio’s investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders. Dividends from PFICs are not qualifying dividends and, therefore, are not eligible to be taxed at the lower rates applicable to qualified dividends.
A Portfolio may be able to make an election, (a “QEF” Election”) in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any PFIC in which it invests, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Portfolio’s investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make a QEF Election, the Portfolio would be required to obtain certain annual information from the PFIC in which it invests, which in many cases may be difficult to obtain. In addition, under Treasury regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the Qualifying Income Requirement if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

Alternatively, each Portfolio may elect to “mark-to-market” its stock in any PFIC. “Marking to market,” in this context, means including in ordinary income each taxable year, the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.
Foreign Shareholders.
U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.
Except as discussed below, if the income from a Portfolio is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, deemed or actual distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed or actual distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, such individual would be subject to U.S. federal income tax on the individual’s worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal tax of deemed or actual distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above.
A Portfolio may be able to designate certain distributions as being derived from certain net U.S. source interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. It should be noted that the provision does not eliminate all withholding on any distribution by a Portfolio to foreign investors. Distributions that are derived from dividends on corporate stock, distributions by REITs, or from ordinary income other than U.S.-source interest income (such as interest from non-U.S. sources or any foreign currency gains) would still be subject to withholding. In addition, a Portfolio may determine that it does wish to incur the costs and expenses of making the allowable designations and satisfying certain related requirements, and in such case any distributions to foreign investors would generally be subject to withholding as described above.
If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale, or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The Portfolios are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Portfolio to enable the fund to determine whether withholding is required.
Foreign shareholders may be subject to U.S. estate tax on their Portfolio shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.
Foreign Withholding Taxes.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by the Portfolio (i.e., the “pass-through election”). Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified in a written statement after the close of the Portfolio’s taxable year whether the foreign taxes paid by the Portfolio will “pass through” for that year. If a Portfolio is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio’s income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables, and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios. The Portfolio and shareholders must satisfy certain holding period requirements for the shareholder to be eligible for the foreign tax credit. Shareholders who are not liable for federal income taxes will not be affected by any such “pass through” of foreign tax credits.
Other Taxes.
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.
SHAREHOLDER INFORMATION
Certificates representing shares of a Portfolio will not be issued to shareholders. Northern Trust, the Fund’s transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.
The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).
The Fund reserves the right to waive the minimum initial investment in any Portfolio.
The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio’s NAV (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of NAV of a Portfolio at the beginning of the period.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.
TRANSFER AGENT AND CUSTODIAN
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, 60603 serves as transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund and as the custodian of each Portfolio’s securities and cash.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, 200 East Randolph Street, Suite 5500, Chicago, IL 60601, serves as the independent registered public accounting firm of the Fund and performs annual audits of the Fund’s financial statements.

COUNSEL
Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, serves as counsel to the Fund.
FINANCIAL STATEMENTS
The Fund’s audited Financial Statements, including the Financial Highlights, for the fiscal year ended October 31, 2020, appearing in the Annual Report to Shareholders and the report thereon of KPMG LLP, independent registered public accounting firm, appearing therein are hereby incorporated by reference into this SAI. Copies of the Fund’s annual report to shareholders may be obtained upon request and without charge by calling the Fund at (877) 435-8105. Please note, the Chinese Equity Portfolio had not yet commenced operations as of the Fund’s fiscal year end.

APPENDIX A
PROXY VOTING POLICIES AND PROCEDURES
HARDING LOEVNER LP
INTRODUCTION
Harding Loevner has fiduciary duties to act solely in the best interest of clients, including exercising voting rights on shares of securities to maximize shareholder value.
In discerning a client’s best interest, we presume the client’s interest is maximizing long-term shareholder value, unless the investment management agreement or a client’s written instruction properly specifies a different interest.
Definitions
“Glass Lewis” means the third-party that provides corporate governance voting recommendations in respect of Portfolio Companies.
“Meeting Information” means the Portfolio Company’s proxy statement and ballot, and Glass Lewis’ research report and voting recommendation in respect of the Portfolio Company’s shareholders meeting.
“Portfolio Company” means an issuer of which Harding Loevner owns shares for client accounts.
“ProxyEdge” means Broadridge’s proxy meeting database and voting platform.
“Tamale” means Harding Loevner’s research database.
“Wrap Program” means an advisory program under which a specified, typically unitary fee or fees not based directly upon transactions in a client’s account is charged by the Wrap Program Sponsor for investment advisory services, the execution of trades in the client’s account, and other services provided to the client.
Overview
Harding Loevner votes proxies only for those clients that granted voting discretion in writing. This policy does not apply to the extent that Harding Loevner lacks discretionary authority to vote the client’s securities. Even if Harding Loevner generally has discretionary authority, this policy does not apply to the extent that the client has a power to direct, and directs, voting on a particular question or set of questions.
Harding Loevner subscribes to Glass Lewis’ corporate governance voting recommendations but maintains discretion over the voting process and considers each proposal on its merits, including in the context of the issuer, industry, and country or countries in which its business is conducted. Harding Loevner may determine in certain instances, as described more fully below, to refrain from voting if, after evaluating all relevant factors, voting is not in the best interest of clients.
Harding Loevner also seeks to identify and address all material proxy-related conflicts of interest in the best interest of clients.
Harding Loevner believes proxy voting is a valuable tool to guide Portfolio Companies in respect of good corporate governance.
Conflicts of Interest
Harding Loevner recognizes that there may be a material conflict of interest between our interests and the interests of its clients if Harding Loevner has a client, vendor, or other business relationship with a Portfolio Company. Examples of material conflicts of interest include, but are not limited to, the following:
Harding Loevner could serve as investment adviser to a client, the management of which supports a particular proposal, and shares of that Portfolio Company are held in client accounts; or
A Harding Loevner employee who would otherwise be involved in decision-making in respect of a particular proposal has a material relationship with the issuer.
If a conflict is identified, Harding Loevner defers to Glass Lewis to provide unaffiliated third-party voting recommendations.
Voting Procedures
The Portfolio Operations Department obtains Meeting Information from ProxyEdge and Glass Lewis and circulates it via Tamale to the covering analyst (or to a portfolio manager if the covering analyst is not available). Supplemental Meeting Information, if any, received after the initial Meeting Information but prior to the vote submission deadline is also sent by the Portfolio Operations Department to the covering analyst.

The covering analyst reviews the Meeting Information and determines how votes should be cast to maximize shareholder value, and then instructs the Portfolio Operations Department via Tamale how to vote on each meeting proposal. The Portfolio Operations Department enters the covering analyst’s voting instructions into ProxyEdge.
If there is insufficient time to review the Meeting Information (e.g., delayed receipt by ProxyEdge), the Portfolio Operations Department votes in accordance with the Glass Lewis recommendation to ensure the client accounts participate in the Portfolio Company’s shareholder meeting.
Other Voting Considerations
In certain instances, Harding Loevner may be unable to vote or may decide not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some instances in which a proxy vote might not or will not be entered.
Securities Lending
Harding Loevner may be unable to vote when the underlying Portfolio Company security has been lent out as a part of a client’s securities lending program.
Share Blocking
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits Harding Loevner’s investment discretion. In general, we find that our clients’ value obtained from preserving our investment discretion is greater than our clients’ value obtained from voting the security. Yet, Harding Loevner reviews each meeting proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.
Power of Attorney
Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney and other documentation prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because client-identifying information is required. However, Harding Loevner may vote if our client assented to revealing the identifying information.
Lack of Adequate Information or Untimely Receipt of Meeting Information
Harding Loevner may be unable to complete a thorough and informed review of the Meeting Information if the Portfolio Company does not provide it in a timely fashion, or if translated materials are not available.
No Longer Own the Shares
Harding Loevner will not vote shares in a Portfolio Company no longer owned in any client’s account, even if the shares were owned on the Portfolio Company’s record date.
Wrap Programs
When establishing new accounts or entering into arrangements for new wrap programs, Harding Loevner instructs the relevant custodian or wrap program sponsor to set up arrangements with ProxyEdge to help ensure that Harding Loevner receives meeting notices sufficiently in advance of a meeting to allow Harding Loevner to vote.  Harding Loevner is unable to enter voting instructions if the custodian or wrap program sponsor fails to properly set up these arrangements, or if timely notice is not received. Voting wrap accounts on platforms other than ProxyEdge are done on a best efforts basis.
Reporting
Upon a client’s written request, Harding Loevner provides information on how Portfolio Company shares held in the client’s account were voted. Harding Loevner also furnishes to clients a description of its proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client.
Harding Loevner also completes regulatory filings in respect of voting records (i.e., Form N-PX) on a regular basis.
Recordkeeping
Harding Loevner maintains proxy voting records in accordance with applicable law. Meeting Information is maintained in Tamale, and the votes cast on behalf of client accounts are maintained in ProxyEdge.